UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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AudioEye, Inc.
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April 4, 2020

Dear Stockholder:

On behalf of the Board of Directors (the “Board”), it is my pleasure to invite you to attend the 2020 Virtual Annual Meeting of Stockholders (the “Annual Meeting”) of AudioEye, Inc. (“AudioEye” or the “Company”), to be held on Monday, May 18, 2020, at 10:00 a.m., Eastern Time. Because of the coronavirus (COVID-19) pandemic and our desire to expand access to the meeting and lower the cost to our stockholders, this year’s Annual Meeting will be held in a virtual-only meeting format. You will be able to attend the Annual Meeting virtually and to vote and submit questions during the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/AEYE2020 and entering the 16-digit control number provided in your proxy materials.

At the Annual Meeting, stockholders will vote on a number of important matters.  Please take the time to carefully read each of the proposals described in the attached proxy statement relating to the:

•	Election of five directors;

•	Approval of an advisory vote on AudioEye’s executive compensation;

•	Approval of an amendment and restatement of the AudioEye, Inc. 2019 Equity Incentive Plan to, among other changes, increase the number of shares of common stock reserved for issuance thereunder by 900,000 shares; and

•	Ratification of the appointment of MaloneBailey, LLP as AudioEye’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Regardless of whether you choose to attend the virtual Annual Meeting, please vote prior to the Annual Meeting online or by telephone, following the instructions contained on page 2 of the accompanying Proxy Statement. If you have requested or received a paper copy of the proxy materials, you can vote by completing, dating, signing and returning the proxy card sent to you with the proxy materials. Voting online, by telephone or by returning the proxy card does not deprive you of your right to attend the virtual Annual Meeting and to vote your shares at the Annual Meeting. If you do attend the Annual Meeting and wish to vote at that time, you may revoke your proxy at or prior to the Annual Meeting.

Sincerely,

DR. CARR BETTIS
Executive Chairman

5210 E. Williams Circle, Suite 750
Tucson, Arizona 85711

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 18, 2020

Virtual Annual Meeting of Stockholders
Online Meeting Only — No Physical Meeting Location
Virtual Meeting Site : www.virtualshareholdermeeting.com/AEYE2020

NOTICE HEREBY IS GIVEN that the 2020 Virtual Annual Meeting of Stockholders (the “Annual Meeting”) of AudioEye, Inc. will be held virtually via live webcast at www.virtualshareholdermeeting.com/AEYE2020, on Monday, May 18, 2020, at 10:00 a.m., Eastern Time. If you plan to participate in the virtual meeting, please see the instructions on page 2 of the Proxy Statement. During the meeting, stockholders will be able to listen, vote and submit questions from their homes or from any remote location that has Internet connectivity. The following matters will be considered and voted upon at the Annual Meeting:

1.	A proposal to elect the five nominees named in the accompanying Proxy Statement to serve as directors until the 2021 Annual Meeting of Stockholders;

2.	A proposal to approve, on an advisory basis, AudioEye’s executive compensation;

3.	A proposal to approve an amendment and restatement of the AudioEye, Inc. 2019 Equity Incentive Plan to, among other changes, increase the number of shares of common stock reserved for issuance thereunder by 900,000 shares;

4.	A proposal to ratify the appointment of MaloneBailey, LLP as the independent registered public accounting firm of AudioEye, Inc. for the fiscal year ending December 31, 2020; and

5.	Such other business as properly may come before the Annual Meeting or any adjournment(s) thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

Information relating to the above matters is set forth in the accompanying Proxy Statement.  Stockholders of record at the close of business on March 24, 2020 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment(s) thereof. For more information on accessing the virtual Annual Meeting and voting your shares, please see “How can I participate in the Virtual Annual Meeting?” in the accompanying Proxy Statement.

By Order of the Board of Directors

SEAN BRADLEY
President, Chief Strategy Officer and Secretary

Tucson, Arizona

April 4, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 18, 2020 — this Proxy Statement, the Notice of Annual Meeting, the Form of Proxy and AudioEye’s Annual Report on Form 10-K for the year ended December 31, 2019 are available at www.proxyvote.com.

PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2019.  WE RECOMMEND THAT YOU SUBMIT YOUR PROXY TO VOTE YOUR SHARES AS SOON AS POSSIBLE USING ONE OF THE CONVENIENT PROXY VOTING METHODS DESCRIBED UNDER THE “HOW DO I VOTE AT THE VIRTUAL ANNUAL MEETING” SECTION OF THE PROXY STATEMENT BEGINNING ON PAGE 2.  YOUR VOTE VERY IS IMPORTANT TO US.

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2019, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING EXHIBITS, WILL ALSO BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN OR ORAL REQUEST TO AUDIOEYE, INC., ATTENTION SACHIN BAROT, CHIEF FINANCIAL OFFICER, AUDIOEYE, INC., 5210 E. WILLIAMS CIRCLE, SUITE 750, TUCSON, ARIZONA 85711, USA; TELEPHONE (866) 331-5324.

Internet	Telephone	Mail	Webcast

Visit the Web site noted on your proxy card, if you have requested or receive paper copies of the proxy materials, or your Notice of Internet Availability to vote via the Internet.	Use the toll-free telephone number on your proxy card, if you have requested or receive paper copies of the proxy materials, or your Notice of Internet Availability to vote by telephone.	Sign, date and return your proxy card in the enclosed envelope to vote by mail, if you have requested or receive paper copies of the proxy materials.	Participate in the meeting and vote electronically at www.virtualshareholdermeeting.com/AEYE2020.

PROXY STATEMENT

Our Board of Directors is soliciting proxies from our stockholders in connection with AudioEye’s 2020 Annual Meeting of Stockholders.  When used in this Proxy Statement, the terms “we,” “us,” “our,” “the Company” and “AudioEye” refer to AudioEye, Inc. and any consolidated subsidiaries.  On or before April 8, 2020, a Notice of Availability of Proxy Materials and Notice of Annual Meeting of Stockholders (the “Notice”) is first being mailed to our stockholders of record as of the Record Date, and our proxy materials are first being posted on the website referenced in the Notice and this Proxy Statement.

SUMMARY

This summary highlights information contained in the Proxy Statement.  It does not include all of the information that you should consider prior to voting, and we encourage you to read the entire document prior to voting.  For more complete information regarding our 2019 financial performance, please review our Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on March 30, 2020.

Stockholders are being asked to vote on the following matters at the 2020 Annual Meeting of Stockholders:

Our Board’s Recommendation
ITEM 1. Election of Directors (page 8)
Our Board of Directors (the “Board”) and the Nominating and Corporate Governance Committee of the Board believe that the five director nominees possess the necessary qualifications, attributes, skills and experiences to provide quality advice and counsel to our management and effectively oversee the business and the long-term interests of our stockholders.	FOR each Director Nominee
ITEM 2. Advisory Vote to Approve Executive Compensation (page 17)
We seek a non-binding advisory vote to approve the compensation of our named executive officers as described in the Executive Compensation section of the Proxy Statement beginning on page 28. The Board values our stockholders’ opinions, and the Compensation Committee of the Board will take into account the outcome of the advisory vote when considering future executive compensation decisions.	FOR
ITEM 3. Approval of an amendment and restatement of the AudioEye, Inc. 2019 Equity Incentive Plan (page 17)
We seek approval of an amendment and restatement of the AudioEye, Inc. 2019 Equity Incentive Plan (a copy of which is attached to this Proxy Statement as Annex A) to, among other changes, increase the number of shares of common stock reserved for issuance thereunder by 900,000 shares.	FOR
ITEM 4. Ratification of the Appointment of MaloneBailey, LLP, as AudioEye’s Independent Registered Public Accounting Firm (page 24)
The Audit Committee of the Board believes that the retention of MaloneBailey, LLP, to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 is in the best interest of AudioEye and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of the independent registered public accounting firm.	FOR

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QUESTIONS AND ANSWERS ABOUT THE VIRTUAL ANNUAL MEETING AND VOTING

How can I participate in the Virtual Annual Meeting?

This year our Annual Meeting will be a completely virtual meeting. There will be no physical meeting location.

To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/AEYE2020 and enter the 16-digit control number included on your Notice, on your proxy card, or on the instructions that accompanied your proxy materials. You may begin to log into the meeting platform beginning at 9:30 a.m., Eastern Time (“ET”), on May 18, 2020. The meeting will begin promptly at 10 a.m. ET on May 18, 2020.

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plug-ins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

If you wish to submit a question, during the meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/AEYE2020, and follow the instructions in the virtual meeting platform for submitting a question.

Questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, product issues or suggestions for product innovations, are not pertinent to meeting matters and therefore will not be answered.

If you encounter any technical difficulties with the virtual meeting platform on the Annual Meeting day either during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting platform log in page.

Who is entitled to vote at the Annual Meeting?

You are entitled to vote at the Annual Meeting if you owned shares of our common stock, par value $0.00001 per share, or Series A Convertible Preferred Stock, par value $0.00001 per share, as of the close of business on March 24, 2020 (the “Record Date”).  Each share of our common stock entitles the holder of such share on the Record Date to one vote on each matter submitted to the stockholders at the Annual Meeting.  On each such matter submitted to the stockholders, each holder of our Series A Convertible Preferred Stock is entitled to cast a number of votes that is equal to the number of whole shares of common stock into which the holder’s shares of Series A Convertible Preferred Stock were convertible on the Record Date.

On the Record Date, 8,875,553 shares of common stock and 105,000 shares of Series A Convertible Preferred Stock were outstanding and eligible to be voted at the Annual Meeting. Such outstanding shares of Series A Convertible Preferred Stock were convertible as of the Record Date into a total of 298,134 shares of common stock.

The presence, virtually or by proxy, of the holders of a majority of the voting power of our outstanding stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. The holders of our common stock and Series A Convertible Preferred Stock will vote as a single class on the matters submitted to the stockholders at the Annual Meeting.

How do I vote at the Virtual Annual Meeting?

Holders of Common Stock

If you own common stock and your shares are registered directly in your name, then you are the “record holder” of the shares, and you may vote your shares before the Annual Meeting by following the instructions on your Notice or, if you have requested or received a paper copy of the proxy materials, on your proxy card, or you may vote your shares at the Annual Meeting by completing a ballot online during the meeting through the virtual shareholder meeting platform at www.virtualshareholdermeeting.com/AEYE2020. If your shares are held in the name of your brokerage firm, bank or other nominee, then you are considered the “beneficial owner” of shares held in street name, and you should receive instructions from your brokerage firm, bank or other nominee that must be followed in order for your shares to be voted based on your instructions.  Brokerage firms, banks and other nominees typically have a process for their beneficial holders to provide voting instructions online or by telephone. If you hold your shares in street name and wish to vote at the virtual Annual Meeting, please obtain instructions on how to vote at the meeting from your broker, bank or other nominee.

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If you are a stockholder of record and/or a holder of Series A Convertible Preferred Stock, there are four ways to vote:

Voting by Mail.  If you have requested or received a paper copy of the proxy materials, you may vote your shares by mail.  By signing the proxy card and returning it in the postage-prepaid and addressed envelope enclosed with these proxy materials, you are authorizing the individuals named on the proxy card (known as “proxies”) to vote your shares at the Annual Meeting in the manner you indicate.  We encourage you to sign and return the proxy card even if you plan to attend the Annual Meeting virtually so that your shares will be voted even if you later find yourself unable to attend the Annual Meeting.  If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts and/or that you hold shares of both common stock and Series A Convertible Preferred Stock.  Please sign and return all proxy cards that you receive to ensure that all of your shares are voted.

Voting at the Virtual Annual Meeting.  If you plan to attend the virtual Annual Meeting and to vote during the meeting, we will provide you with an online ballot during the Annual Meeting through the virtual shareholder meeting platform at www.virtualshareholdermeeting.com/AEYE2020.  To vote at the meeting, please follow the instructions on your proxy card, if you have requested or receive paper copies of the proxy materials, or on your Notice. We recommend you vote by proxy even if you plan to attend the Annual Meeting.  You can always change your vote at the meeting.

Voting by Telephone.  To vote by telephone, please follow the voting instructions and use the toll-free telephone number on your proxy card, if you have requested or receive paper copies of the proxy materials, or on your Notice. If you are a record holder and you vote by telephone, you do not need to complete and mail a proxy card.

Voting Online.  If you wish to vote your shares online, please follow the instructions included on your proxy card, if you have requested or receive paper copies of the proxy materials, or your Notice.  If you are a record holder and you vote online, you do not need to complete and mail a proxy card.

How to vote if you are a “beneficial owner” of shares held in street name:

Shares that are held in a brokerage account in the name of the broker or by a bank or other nominee are held in “street name.” If your shares are held in street name, you should follow the voting instructions provided by your broker, bank, or other nominee. If you hold your shares in street name and wish to vote at the meeting, please obtain instructions on how to vote at the meeting from your broker, bank, or other nominee.

Proxy Deadline

All properly executed proxies received by AudioEye, whether in paper, electronic or telephonic form, by 11:59 p.m., ET, on Sunday, May 17, 2020, and not revoked will be voted at the Annual Meeting in accordance with the instructions provided on the proxy card or in the Notice.  If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

Can I change my vote?

Any stockholder of record delivering a proxy has the power to change or revoke it at any time before it is voted by: (i) giving written notice to AudioEye, Inc., Attention: Sachin Barot, Chief Financial Officer, 5210 E. Williams Circle, Suite 750, Tucson, Arizona 85711; (ii) submitting a proxy card bearing a later date, including a proxy card submitted online or telephonically; or (iii) voting online at the virtual Annual Meeting.  Please note, however, that any beneficial owner of our common stock whose shares are held in street name may (a) revoke his or her proxy and (b) attend and vote his or her shares at the virtual Annual Meeting only in accordance with applicable rules and procedures that may then be employed by such beneficial owner’s brokerage firm or bank.

What Proposals am I being asked to vote on at the Virtual Annual Meeting and what is required to approve each proposal?

You are being asked to vote on four proposals:

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•	Proposal 1 – Election of five proposed nominees as directors;

•	Proposal 2 – Approval, in a non-binding advisory vote, of AudioEye’s executive compensation;

•	Proposal 3 – Approval of an amendment and restatement of the AudioEye, Inc. 2019 Equity Incentive Plan; and

•	Proposal 4 – Ratification of the appointment of our independent registered public accounting firm.

In voting with regard to Proposal 1, you may vote in favor of each nominee, withhold authority to vote in favor of one or more nominees, or abstain from voting.  Directors will be elected by a plurality of the votes cast by holders of our shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on Proposal 1, provided a quorum is present.  Abstentions will have no effect on the election of directors.

In voting with regard to Proposal 2, you may vote in favor of the proposal, against the proposal, or abstain from voting.  The vote required to approve Proposal 2 is a majority of the voting power of our shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on Proposal 2, provided a quorum is present.  Abstentions will be considered in determining the number of votes required to obtain the necessary majority vote for the proposal and therefore will have the same legal effect as votes against the proposal.

In voting with regard to Proposal 3, you may vote in favor of the proposal, against the proposal, or abstain from voting. The vote required to approve Proposal 3 is a majority of the voting power of our shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on Proposal 3, provided a quorum is present. Abstentions will be considered in determining the number of votes required to obtain the necessary majority vote for the proposal and therefore will have the same legal effect as votes against the proposal.

In voting with regard to Proposal 4, you may vote in favor of the proposal, against the proposal, or abstain from voting.  The vote required to approve Proposal 4 is a majority of the voting power of our shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on Proposal 4, provided a quorum is present.  Abstentions will be considered in determining the number of votes required to obtain the necessary majority vote for the proposal and therefore will have the same legal effect as votes against the proposal.

AudioEye is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement.  If any other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named as proxies to vote the shares represented thereby in their discretion.

IMPORTANT: We are taking advantage of Securities and Exchange Commission (the “SEC”) rules that allow companies to furnish proxy materials to stockholders via the Internet. This allows us to avoid printing and mailing proxy materials to stockholders who prefer to review the materials online. If you received a Notice of Internet Availability of Proxy Materials, which we also refer to as the Notice, by mail, you will not receive a printed copy of the proxy materials, unless you submit a specific request in accordance with the instructions included in the Notice for requesting these materials.

The Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Form 10-K”), as well as on how to submit your proxy over the Internet or by telephone.  If you received the Notice and would still like to receive a printed copy of the proxy materials, you should follow the instructions for requesting these materials included in the Notice. We plan to mail the Notice to stockholders on or before April 8, 2020.

What happens if I don’t return my proxy card or vote my shares?

If you hold your shares directly, your shares will not be voted if you do not return your proxy card, vote online or by telephone prior to the meeting, or vote online at the virtual Annual Meeting.  If your shares are held in the name of a bank or brokerage firm (i.e., in “street name”) and you do not vote your shares, your bank or brokerage firm can only vote your shares in their discretion for proposals which are considered “routine” proposals. Proposal 4, the ratification of the appointment of our independent registered public accounting firm, is considered a routine proposal, and therefore we do not expect any “broker non-votes” (as defined below) on Proposal 4.

Brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions to the broker for proposals which are considered “non-discretionary” (i.e., a “broker non-vote”).  Proposals 1, 2 and 3 are non-discretionary proposals.  Broker non-votes will be counted for the purpose of determining if a quorum is present but will not be considered as shares entitled to vote on Proposals 1, 2 and 3. Broker non-votes will have no effect on the outcome of those proposals.

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What happens if I sign, date and return my proxy card but do not specify how to vote my shares?

If a signed proxy card is received which does not specify a vote or an abstention, then the shares represented by that proxy card will be voted FOR the election of all five director nominees, FOR the approval of AudioEye’s executive compensation, FOR the amendment and restatement of the AudioEye, Inc. 2019 Equity Incentive Plan, and FOR the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the year ending December 31, 2020.

Who pays for the cost of this proxy solicitation?

We will bear the cost of preparing, printing and filing the Proxy Statement and related proxy materials.  In addition to soliciting proxies through the mail, we may solicit proxies through our directors, officers and employees, in person and/or by telephone, email and facsimile.  Our directors, officers and other employees will not receive compensation for such services other than regular director or employee compensation.  Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them.  We will pay all expenses incurred in connection with the solicitation of proxies.

When will voting results be made available?

We will announce the final voting results in a Current Report on Form 8-K that will be filed with the SEC within four business days following the Annual Meeting (i.e., on or before Friday, May 22, 2020).

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have two classes of voting securities outstanding, namely our: (1) common stock, par value $0.00001 per share, of which 8,876,553 shares were outstanding as of the close of business on March 2, 2020, and (2) Series A Convertible Preferred Stock, par value $0.00001 per share, of which 105,000 shares were outstanding as of the close of business on March 2, 2020.  As of such date, the 105,000 outstanding shares of Series A Convertible Preferred Stock were convertible into an aggregate of approximately 297,413 shares of our common stock.

Each share of our common stock entitles the holder to one vote on all matters put to a vote of stockholders at the Annual Meeting.  On all such matters, each holder of shares of our Series A Convertible Preferred Stock is entitled to cast a number of votes equal to the number of whole shares of common stock into which such holder’s shares of Series A Convertible Preferred Stock are convertible on the Record Date.

The following table sets forth information regarding the beneficial ownership of our common stock and Series A Convertible Preferred Stock as of March 2, 2020 by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock or Series A Convertible Preferred Stock;

•	each of our directors and named executive officers who beneficially owns shares; and

•	all of our current directors and executive officers as a group.

The following table also sets forth, as of March 2, 2020 and for the beneficial owners listed in the table, their respective percentages of the Company’s total voting power on March 2, 2020.  Such percentages are based on our shares of common stock and Series A Convertible Preferred Stock outstanding as of the close of business on March 2, 2020.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock and Series A Convertible Preferred Stock beneficially owned by them, subject to community property laws where applicable.

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For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3(d) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to which a person is deemed to have beneficial ownership of any shares of common stock and Series A Convertible Preferred Stock that such stockholder has the right to acquire within 60 days after March 2, 2020.  The inclusion of any securities in the following table does not constitute an admission of beneficial ownership by the persons named below.

Unless otherwise indicated, the business address of each of the individuals listed in the table is c/o AudioEye, Inc., 5210 E. Williams Circle, Suite 750, Tucson, Arizona 85711.

	Common Stock			Series A Convertible Preferred Stock
Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage Beneficially Owned (1)(2)	Number of Shares Beneficially Owned on an As-Converted Basis		Percentage Beneficially Owned(3)	Percentage of Total Voting Power

David Moradi (4)	3,032,997	(5)	33.1	142,563		47.5%	31.4%

Dr. Carr Bettis(6)	913,874	(7)	10.1	28,513	(8)	9.5	8.1

KTK Capital Inc.(9)	615,749	(10)	6.8	28,513		9.5	5.3

Ernest Purcell(11)	482,249	(12)	5.3	28,513		9.5	3.5

Sean Bradley	262,595	(13)	2.9	11,710		3.9	2.2

Alexandre Zyngier(14)	203,830	(15)	2.3	-		-	1.5

Jamil Tahir	200,000	(16)	2.3	-		-	2.2

Anthony Coelho	67,704	(17)	*	-		-	*

Todd Bankofier	101,501	(18)	1.1	-		-	*

All directors and executive officers as a group (9 persons)	5,181,888	(19)	53.0	211,199		10.6	49.0

* Less than 1%

(1)	Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assume the exercise or conversion of all options, warrants and convertible securities beneficially owned by such person or entity that are exercisable or convertible as of, or become exercisable or convertible within 60 days after, March 2, 2020, inclusive of the effect of additional dividend accruals in the case of shares of our Series A Convertible Preferred Stock. Shares of common stock issuable pursuant to the exercise of stock options or warrants or pursuant to the conversion of convertible securities as of or within 60 days after March 2, 2020 are deemed outstanding and held by the holder of such options, warrants or convertible securities for the purpose of computing the percentage of outstanding common stock beneficially owned by such person but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.
(2)	These percentages have been calculated based on 8,876,553 shares of the Company’s common stock outstanding on March 2, 2020.
(3)	Shares of Series A Convertible Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series A Convertible Preferred Stock assume the conversion of all such shares beneficially owned by such person or entity into common stock within 60 days after March 2, 2020, inclusive of the effect of additional dividend accruals. These percentages have been calculated based on 105,000 shares of the Company’s Series A Convertible Preferred Stock outstanding on March 2, 2020, which shares were convertible as of such date into an aggregate of approximately 297,413 shares of common stock.
(4)	David Moradi is a director of the Company. His business address is c/o Sero Capital LLC, 119 Washington Avenue, Suite 406, Miami Beach, Florida 33139.

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(5)	Comprised of (i) 155,169 shares of common stock and warrants to purchase 4,000 shares of common stock that are exercisable as of or become exercisable within 60 days after March 2, 2020, held by Mr. Moradi, (ii) 2,584,598 shares of common stock and warrants to purchase 146,667 shares of common stock that are exercisable as of or become exercisable within 60 days after March 2, 2020, held by Sero Capital LLC, an entity for which David Moradi is deemed the beneficial owner, and (iii) 142,563 shares of common stock that are issuable as of or become issuable within 60 days after March 2, 2020 upon conversion of 50,000 shares of Series A Convertible Preferred Stock held by Mr. Moradi.
(6)	Dr. Bettis’ business address is c/o Reach4Partners, 16211 N. Scottsdale Road, Suite A6A-628, Scottsdale, Arizona 85254.
(7)	Comprised of (i) 131,237 shares of common stock, options to purchase 80,000 shares of common stock that are exercisable as of or become exercisable within 60 days after March 2, 2020, and warrants to purchase 80,000 shares of common stock that are exercisable or become exercisable within 60 days after March 2, 2020, all held by Dr. Bettis; (ii) 508,988 shares of common stock and warrants to purchase 11,680 shares of common stock that are exercisable as of or become exercisable within 60 days after March 2, 2020, all held by CSB IV US Holdings LLC, an entity for which Mr. Bettis is deemed a beneficial owner; (iii) 18,600 shares of common stock held by Carr Bettis IRA, an account for which Mr. Bettis is deemed the beneficial owner; and (iv) 54,856 shares of common stock and 28,513 shares of common stock that are issuable as of or become issuable within 60 days after March 2, 2020 upon conversion of 10,000 shares of Series A Convertible Preferred Stock, held by J. Carr & Stephanie V. Bettis Revocable Trust, dated January 1, 2003, an entity for which Mr. Bettis is deemed a beneficial owner.
(8)	Comprised of 28,513 shares of common stock that are issuable as of or within 60 days after March 2, 2020 upon conversion of 10,000 shares of Series A Convertible Preferred Stock held by J. Carr & Stephanie V. Bettis Revocable Trust, dated January 1, 2003, an entity for which Mr. Bettis is deemed a beneficial owner.
(9)	KTK Capital’s business address is 100 South Pointe Drive #1610, Miami Beach, Florida 33139.
(10)	Based on a Schedule 13G filed with the SEC on February 26, 2019 by Keith Kosow and KTK Capital, Inc. (“KTK Capital”), includes (i) 172,703 shares of common stock held by Mr. Kosow and (ii) 285,158 shares of common stock and warrants to purchase 129,375 shares of common stock that are exercisable as of or become exercisable within 60 days after March 2, 2020, held by KTK Capital, a company controlled by Mr. Kosow and for which Mr. Kosow is deemed the beneficial owner. Also includes 28,513 shares of common stock that are issuable as of or become issuable within 60 days after March 2, 2020 upon conversion of 10,000 shares of Series A Convertible Preferred Stock held by KTK Capital.
(11)	Mr. Purcell’s business address is 1395 Brickell Avenue, Suite 1130, Miami, Florida 33131.
(12)	Comprised of (i) options to purchase 110,000 shares of common stock that are exercisable or become exercisable within 60 days after March 2, 2020, warrants to purchase 47,200 shares of common stock that are exercisable or become exercisable within 60 days after March 2, 2020, and 28,513 shares of common stock that are issuable as of or become issuable within 60 days after March 2, 2020 upon conversion of 10,000 shares of Series A Convertible Preferred Stock, all held by Ernest Purcell, (ii) 201,049 shares of common stock held by Ernest W. Purcell & Anne M. Purcell JT TEN, an account for which Mr. Purcell is deemed a beneficial owner, and (iii) 95,487 shares of common stock held by the Amended and Restated Ernest W. Purcell Living Trust dated October 18, 2019, of which Mr. Purcell is deemed a beneficial owner.
(13)	Comprised of (i) 17,021 shares of common stock, options to purchase 60,000 shares of common stock that are exercisable as of or become exercisable within 60 days after March 2, 2020, and 11,710 shares of common stock that are issuable as of or become issuable within 60 days after March 2, 2020 upon conversion of 4,107 shares of Series A Convertible Preferred Stock, all held by Sean Bradley, and (ii) 173,864 shares of common stock held by Banyan Tree LLC, an entity for which Mr. Bradley is deemed the beneficial owner.
(14)	Mr. Zyngier’s business address is 286 Madison Ave, 8th Floor, New York, New York 10017.
(15)	Comprised of (i) options to purchase 70,000 shares of common stock that are currently exercisable or exercisable within 60 days after March 2, 2020; (ii) 123,430 shares of common stock held by Equity Trust Custodian, FBO Alexandre Zyngier IRA, an account for which Mr. Zyngier is deemed the beneficial owner; and (iii) 10,400 shares of common stock held by HZ Investments Family LP, an entity for which Mr. Zyngier is deemed the beneficial owner.
(16)	These shares are owned by TurnMark Partners, L.P., an investment partnership beneficially owned by Mr. Tahir.
(17)	Comprised of 9,704 shares of common stock and options to purchase 58,000 shares of common stock that are exercisable as of or become exercisable within 60 days after March 2, 2020.
(18)	Comprised of 12,010 shares of common stock, options to purchase 88,691 shares of common stock that are exercisable as of or become exercisable within 60 days after March 2, 2020, and warrants to purchase 800 shares of common stock that are exercisable as of or become exercisable within 60 days after March 2, 2020.
(19)	Comprised of (i) an aggregate of 4,284,802 shares of common stock; (ii) options to purchase an aggregate of 396,240 shares of common stock that are exercisable as of or become exercisable within 60 days after March 2, 2020; (iii) warrants to purchase an aggregate of 289,547 shares of common stock that are exercisable as of or become exercisable within 60 days after March 2, 2020; and (iv) an aggregate of 211,299 shares of common stock that are issuable as of or become issuable within 60 days after March 2, 2020 upon conversion of an aggregate of 84,107 shares of Series A Convertible Preferred Stock.

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ELECTION OF DIRECTORS (PROPOSAL 1)

Our Board currently consists of the following six members: Dr. Carr Bettis, Anthony Coelho, David Moradi, Ernest Purcell, Jamil Tahir and Alexandre Zyngier. Mr. Purcell, who has served on our Board since 2014, has notified the Company that he will not stand for re-election at the Annual Meeting. Accordingly, effective immediately prior to the election of directors at the Annual Meeting, the size of the Board has been decreased from six to five. The Board, based on the recommendation of the Nominating and Corporate Governance Committee, has nominated Dr. Carr Bettis, Anthony Coelho, David Moradi, Jamil Tahir and Alexandre Zyngier for re-election as directors at the 2020 Annual Meeting.  If elected, each of the five nominees will serve a one-year term expiring at the 2021 Annual Meeting of Stockholders.

Each of the nominees has consented to serve another term as a director if re-elected.  If prior to the Annual Meeting any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will (i) vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), (ii) allow the vacancy(ies) to remain open until a suitable candidate or candidates are located, or (iii) by resolution provide for a lesser number of directors.

Dr. Carr Bettis, Anthony Coelho, Ernest Purcell and Alexandre Zyngier were elected at our 2019 Annual Meeting of Stockholders. David Moradi and Jamil Tahir were appointed by the Board in November 2019 following the exercise of director designation rights by Sero Capital LLC, a significant stockholder of the Company (“Sero Capital”), pursuant to the terms of a Letter Agreement dated as of August 14, 2019 between the Company and Sero Capital (the “Letter Agreement”). Mr. Moradi is the Chief Executive Officer and beneficial owner of Sero Capital. In the Letter Agreement, the Company agreed that, upon the request of Sero Capital and subject to the terms and conditions provided therein, the Company would take all action necessary to cause two individuals designated by Sero Capital to be appointed to the Board. The number of designees will be reduced to one at such time as Sero Capital and its affiliates collectively own less than 30% of the Company’s voting power. At such time as such ownership falls below 5%, Sero Capital will cease to have the right to designate any directors.

Nominees for Director

Set forth below is a brief account of the education and business experience of each nominee for director during at least the past five years, indicating each nominee’s principal occupation during the period and the name and principal business of the organizations by which he was employed.  There are no family relationships among our directors or executive officers.

Dr. Carr Bettis.  Dr. Bettis, age 56, has served as a director since December 2012 and previously served as a director from July 2007 to April 2010. Dr. Bettis has served as Executive Chairman/Chairman of the Board since March 2015. Dr. Bettis founded and has been the Chief Architect of numerous financial technology businesses over the last 15 years that have been acquired by Merrill Lynch, Thomson Financial, Primark/Disclosure and Advanced Equities/Greenbook Financial. From 1996 to 2011, Dr. Bettis was the Chairman and Founder of Gradient Analytics, one of the largest independent equity research firms in the United States. He has served as Chairman and Co-Founder of Verus Analytics, a quantitative analytics and financial technology firm, since 1996. He also serves as the Executive Chairman and interim CEO of Formulus Black Corporation, a New Jersey founded technology company. Dr. Bettis also manages his family’s private equity portfolio. Dr. Bettis is a former tenured professor and maintains a clinical-affiliation with Arizona State University as Research Professor of Finance at the W. P. Carey School of Business. He has been frequently cited in national and international financial media. His research has been published in academic and professional journals such as the Journal of Financial Economics, Review of Financial Studies, Journal of Accounting and Economics, Journal of Financial and Quantitative Analysis and the Financial Analyst Journal. Dr. Bettis holds undergraduate degrees in finance and accounting and received his Ph.D. from Indiana University in 1992. We believe that Dr. Bettis’ extensive education and background in finance make him qualified to serve as our Executive Chairman/Chairman of the Board and as a director.

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Anthony Coelho.  Mr. Coelho, age 77, has served as a director since June 2014.  Mr. Coelho was a member of the U.S. House of Representatives from 1978 to 1989, where he authored the Americans With Disabilities Act (ADA).  After leaving Congress, he joined Wertheim Schroder & Company, an investment banking firm in New York, and became President and CEO of Wertheim Schroder Financial Services from 1990 to 1995.  From 1995 to 1997, he served as Chairman and CEO of an education and training technology company that he established and subsequently sold.  In 1998, President Clinton appointed him as the U.S. Commissioner General for the World’s Fair in Lisbon, Portugal.  He served as general chairman of the presidential campaign of former Vice President Al Gore from April 1999 until June 2000.  Since 1997, Mr. Coelho has worked independently as a business and political consultant.  Mr. Coelho also served as Chairman of the President’s Committee on Employment of People with Disabilities from 1994 to 2001.  He previously served as Chairman of the Board of the Epilepsy Foundation and Chairman of the Board for the American Association for People with Disabilities.  Mr. Coelho has served on a number of boards, including those of Circus Circus, Warren Resources, Kaiser Resources and Cyberonics.  Since 1991, he has been a member of the Board of Service Corporation International, a publicly traded company, as its Lead Director.  Mr. Coelho earned a Bachelor of Arts degree in Political Science from Loyola Marymount University in 1964. We believe that Mr. Coelho’s political acumen and contacts, as well as his extensive executive, financial and business experience qualify him to serve as a director.

David Moradi.  Mr. Moradi, age 44, has served as a director since November 2019. Mr. Moradi is an entrepreneur and an investor and advisor to technology companies. In September 2018, Mr. Moradi founded and became Chief Executive Officer of Sero Capital LLC, a private investment firm that focuses on growth opportunities in the technology sector. Sero Capital LLC is a principal stockholder of the Company. Mr. Moradi also co-founded and is Executive Chairman of First Contact Entertainment Inc., a virtual reality video game development studio. He founded and was Chief Executive Officer of Anthion Management (“Anthion”), a technology-focused investment fund investing in early stage technology companies, public equities, corporate debt and real estate until 2013, when Anthion was converted to a family office. Prior to founding Anthion, Mr. Moradi was a portfolio manager at Pequot Capital Management and, prior to that, an analyst and portfolio manager for Soros Fund Management. Mr. Moradi started his career as a special situations analyst for Imperial Capital LLC. Mr. Moradi is also the founder and chairman of the David Moradi Foundation, a charitable foundation that supports education and veterans. He graduated with a B.A. in psychology from the University of California, Los Angeles. We believe that Mr. Moradi’s extensive executive, investment, financial and business experience qualify him to serve as a director.

Jamil Tahir.  Mr. Tahir, age 43, has served as a director since November 2019. Mr. Tahir is a co-founder and managing member of TurnMark Capital LLC (“TurnMark Capital”), a private investment firm that was founded in 2008 and invests primarily in the public equity markets. Mr. Tahir has over 20 years of public stock and bond investing experience. Prior to founding TurnMark Capital, Mr. Tahir managed the research team for Cannell Capital LLC, an asset management company. Mr. Tahir began his career as an investment banking analyst in the Financial Entrepreneurs Group of Salomon Smith Barney, New York. He graduated from the University of California at Berkeley in 1999 earning a B.S. in Business Administration and a B.A. in Economics. We believe that Mr. Tahir’s extensive experience investing in publicly traded companies and in asset management and investment banking qualify him to serve as a director.

Alexandre Zyngier.  Mr. Zyngier, age 50, has served as a director since September 2015.  Mr. Zyngier founded Batuta Advisors in 2013 to pursue high return investment opportunities in the distressed and turnaround sectors.  Mr. Zyngier has over 20 years of investment, strategy and business operations experience.  He is a director and member of the audit committees of each of Applied Minerals Inc., Torchlight Energy Resources and Atari SA.  Mr. Zyngier currently serves as the Chairman of the Audit Committees of each of Applied Minerals Inc. and Torchlight Energy Resources.  He has worked as a Portfolio Manager, investing in public and private opportunities, at Alden Global Capital, Goldman Sachs & Co. and Deutsche Bank Co.  Mr. Zyngier was also a strategy consultant at McKinsey & Company and a technical brand manager at Procter & Gamble.  Mr. Zyngier holds an MBA in Finance and Accounting from the University of Chicago and a BSc. in Chemical Engineering from UNICAMP in Brazil. We believe that Mr. Zyngier’s extensive experience in finance, investment, strategic planning and business operations, as well as his service as a director of new technology companies and on the boards of directors and compensation and audit committees of public companies, qualify him to serve as a director.

Executive Officers

Set forth below is a brief account of the business experience of each of our executive officers during at least the past five years, indicating each officer’s principal occupation during the period and the name and principal business of the organizations by which he was employed.  Our officers are appointed by our Board of Directors and hold office until their death, resignation or removal from office.  There are no family relationships among our directors or executive officers.

Dr. Carr Bettis.  Dr. Bettis’ biography can be found under “Nominees for Director” above.

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Heath Thompson.  Mr. Thompson, age 60, joined the Company as Chief Executive Officer in March 2020. From November 2019 until March 2020, Mr. Thompson served as General Manager, Security Awareness, for SANS Institute, a cybersecurity company. From August 2015 to July 2019, Mr. Thompson held various positions at Forcepoint, a cybersecurity company, including Senior Vice President, Business Development, Corporate Development & Strategy, from November 2018 to July 2019; General Manager, Enterprise Security, from December 2017 to November 2018; General Manager, Data & Insider Threat, from December 2016 to December 2017; and Executive Vice President, Products, from August 2015 to December 2016. From August 2009 until August 2015, Mr. Thompson held various positions at Landis+Gyr, a provider of integrated energy management solutions for the utility sector, where he most recently served as Chief Technology Officer and Senior Vice President.

Sachin Barot.  Mr. Barot, age 45, joined the Company as Chief Financial Officer in May 2019. Prior to joining AudioEye, Mr. Barot held various roles at Dun & Bradstreet Corporation, a global business information provider from 2002 to February 2019. He most recently served as Chief Financial Officer, Global Operations from 2015 through February 2019. Prior to that role, Mr. Barot served as VP Finance, North American Operations and Corporate Financial Planning & Analysis. Mr. Barot received his MBA from the State University of New York at Buffalo and also has a Master’s Degree in International Business from the School of Economics at Devi Ahilya University in Indore, India.

Sean Bradley.  Mr. Bradley, age 39, has worked with us since our founding in 2005. He has served as Secretary since April 2010, Vice President from April 2010 to April 2015, a director from August 2012 to June 2014, Chief Technology Officer from August 2012 to February 2019, Chief Strategy Officer since February 2019, and President since April 2015.  Mr. Bradley co-founded several technology companies, including Kino Digital, LLC and Kino Communications, LLC, during the period from 1999 to 2005.  Over the past ten years, Mr. Bradley has led an international team of software developers, has produced global webcasting technologies and planned, designed and managed the fulfillment of intellectual property assets, including the next generation mobile marketing solutions for Hipcricket, a provider of cloud-based mobile messaging platforms that was acquired by Upland Software, Inc. in March 2016.  Mr. Bradley was also chief architect of AdLife, BoomBox® Video and Audio Platforms for Augme Technologies, Inc.  Mr. Bradley is proficient in several programming and web development languages and has engineered online communications systems for IBM, General Dynamics, Avnet and many others.  Mr. Bradley is also a former managing member of Bradley Brothers, LLC, an Arizona-based investment company. Mr. Bradley obtained his B.A. from Arizona International College at the University of Arizona.

Lonny Sternberg.  Mr. Sternberg, age 39, joined the Company in October 2014 as Operations Manager.  He held that position until October 2015, at which time he became Director of Operations.  Mr. Sternberg served as Director of Operations from October 2015 through December 2016, and subsequently served as Vice President of Operations from January 2017 until January 2018.  In January 2018, Mr. Sternberg was promoted to the position of Chief Operating Officer and, in February 2019, the Board designated him as an executive officer in that position.  Prior to joining AudioEye, Mr. Sternberg had most recently served as Director of Sales and Marketing of Simply Bits, a business technology solutions company.  Mr. Sternberg obtained a B.S. at the University of Arizona. We believe that Mr. Sternberg’s background and extensive experience maximizing operational efficiencies, program development and strategic planning qualify him to serve as our Chief Operating Officer.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors conducts its business through meetings of the full Board and through committees of the Board, consisting of an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, a Strategic Committee and a Finance Committee.  Our Board held 22 meetings in 2019 and acted seven times by unanimous written consent.  Our Corporate Governance Guidelines provide that all directors are expected to rigorously prepare for, attend and participate in all Board meetings and meetings of committees on which they serve, and to attend our Annual Meetings of Stockholders either in person or telephonically.  In 2019, each director attended at least 75% of the total number of meetings of the Board and the committees of the Board on which he served.  Each director then on the Board also attended our 2019 Annual Meeting of Stockholders.

The Board has determined that the following directors are independent:

•	Anthony Coelho
•	Ernest Purcell
•	Jamil Tahir
•	Alexandre Zyngier

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The independent directors of the Board meet in executive session periodically, but no less than two times per year or such greater number as required under the NASDAQ listing standards.  The independent directors met in executive session four times during 2019.  The Company’s Corporate Governance Guidelines, adopted by the Nominating and Corporate Governance Committee in February 2019, provide that when the Chairman of the Board is not an independent director, executive sessions of the independent directors will be chaired by a lead independent director.  In March 2019 and in accordance with our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee determined that Ernest Purcell would continue as the Lead Independent Director.  Following the Annual Meeting and because Mr. Purcell will not be standing for re-election at the Annual Meeting, the Nominating and Corporate Governance Committee will appoint one of our independent directors to succeed Mr. Purcell as Lead Independent Director. For certain information regarding the role and responsibilities of our Lead Independent Director, please refer to our Corporate Governance Guidelines that are available at www.audioeye.com/investors/governance-documents. Please also see below under “Board Leadership Structure and Role in Risk Oversight.”

Audit Committee

Our Board of Directors has established an Audit Committee, which represents and assists the Board of Directors in fulfilling its oversight responsibility relating to our financial statements and financial reporting process.  Our Audit Committee during 2019 was comprised of Anthony Coelho, Ernest Purcell and Alexandre Zyngier until December 2019, and of Ernest Purcell, Jamil Tahir and Alexandre Zyngier thereafter. Each such former or current member of the Committee satisfies the independence requirements of NASDAQ and the Exchange Act.  Mr. Purcell is the chairman of our Audit Committee and qualifies as an audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K, based on his extensive experience in the financial services and advisory industries, including as an investment banker analyzing and evaluating financial statements.  Mr. Tahir also qualifies as an audit committee financial expert based on his extensive history of investing in publicly traded companies and in asset management and investment banking, as a result of which he has obtained extensive knowledge and expertise in financial and accounting matters. Following the Annual Meeting and because Mr. Purcell will not be standing for re-election at the Annual Meeting, the Board intends to appoint Mr. Coelho as a member of the Audit Committee and Mr. Tahir as the chairman of the Audit Committee. The Audit Committee met 11 times in 2019 and did not act by written consent.  The Audit Committee is responsible for, among other things:

•	selecting the Company’s independent registered public accounting firm and approving the fees for the independent registered public accounting firm;

•	reviewing and discussing the scope and results of the annual audit with the independent registered public accounting firm and reviewing, with management and the independent registered public accounting firm, our interim and year-end operating results;

•	reviewing our financial statements and our critical accounting policies and estimates;

•	overseeing compliance with our Code of Business Conduct and Ethics;

•	reviewing related party transactions in accordance with our Related Party Transactions Policies and Procedures; and

•	pre-approving all audit and all permissible non-audit services to be performed by the independent registered public accounting firm.

Our Audit Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the NASDAQ listing standards.  The charter is available on our website at www.audioeye.com/investors/governance-documents.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Anthony Coelho, Ernest Purcell and Alexandre Zyngier, each of whom meets the requirements for independence under the NASDAQ listing standards and SEC rules and regulations.  Mr. Coelho is the chairman of our Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee met eight times during 2019 and acted one time by unanimous written consent.  Our Nominating and Corporate Governance Committee is responsible for, among other things:

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•	identifying, evaluating and selecting, or making recommendations to our Board of Directors regarding, nominees for election to our Board of Directors and its committees;

•	overseeing the evaluation of the performance of our Board of Directors and of individual directors;

•	overseeing our corporate governance practices; and

•	developing and making recommendations to our Board of Directors regarding corporate governance guidelines and matters.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable NASDAQ listing standards.  The charter is available on our website at www.audioeye.com/investors/governance-documents.

Compensation Committee

Our Compensation Committee during 2019 was comprised of Anthony Coelho, Ernest Purcell and Alexandre Zyngier until December 2019, and of Ernest Purcell, Jamil Tahir and Alexandre Zyngier thereafter. Each such former or current member of the Committee meets the requirements for independence under the NASDAQ listing standards and SEC rules and regulations.  Mr. Zyngier is the chairman of the Compensation Committee.  Each current or former member of our Compensation Committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act.  Following the Annual Meeting and because Mr. Purcell will not be standing for re-election at the Annual Meeting, the Board intends to appoint Mr. Coelho as a member of the Compensation Committee. The Compensation Committee met 13 times in 2018 and acted seven times by unanimous written consent.  Our Compensation Committee is responsible for, among other things:

•	reviewing, approving and determining, or making recommendations to our Board of Directors regarding, the compensation of our executive officers, including our CEO;

•	reviewing, approving and administering our incentive compensation and equity compensation plans; and

•	making recommendations regarding non-employee director compensation to our full Board of Directors.

Our Compensation Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the NASDAQ listing standards.  The charter is available on our website at www.audioeye.com/investors/governance-documents.

Strategic and Finance Committees

The Board also has a Strategic Committee and a Finance Committee.  The Strategic Committee, which was formed in December 2019, is comprised of David Moradi. The Strategic Committee assists the Board in fulfilling its responsibility to the Company’s stockholders with respect to the Board’s oversight of management’s preparation and implementation of the Company’s strategic plan and similar business initiatives.  The Strategic Committee operates under a written charter.

The Finance Committee, which was formed in January 2020, is currently comprised of Alexandre Zyngier (Chairman), Anthony Coelho and Ernest Purcell. The Finance Committee assists the Board in fulfilling its responsibility to the Company’s stockholders with respect to the Board’s oversight of the Company’s determination of the need for, and evaluation of and participation in, equity, debt and other financing alternatives and transactions.

CORPORATE GOVERNANCE

Director Independence

Our Board has undertaken a review of the independence of each director.  Based on information provided by each director concerning his background, employment and affiliations, our Board of Directors has determined that Anthony Coelho, Ernest Purcell, Jamil Tahir and Alexandre Zyngier do not have relationships with the Company that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director.  The Board has therefore determined that each of these directors is “independent” as that term is defined under the NASDAQ listing standards.  In making these determinations, our Board considered the current and prior relationships that each non-employee director has or has had with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and the transactions (if any) involving them and described in the section of this Proxy Statement titled “Certain Relationships and Related Party Transactions.”

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Board Leadership Structure and Role in Risk Oversight

Dr. Bettis serves as Executive Chairman of the Board of Directors.  In accordance with the Company’s Corporate Governance Guidelines, the Board has also designated a Lead Independent Director of the Board. In that position, the Lead Independent Director presides over executive sessions of the directors between meetings of the Board and serves as a liaison among the independent directors, the Executive Chairman and the Chief Executive Officer of the Company on various matters, including determining agenda items for Board meetings.  Currently, Ernest Purcell serves as Lead Independent Director; however, the individual designated as Lead Independent Director may rotate from time to time.  The Board believes that its current leadership structure is appropriate for the Company and its stockholders at this time.  The structure allows our Executive Chairman to provide leadership to our Board and to our business, while also allowing Mr. Purcell as our Lead Independent Director to help us ensure independent oversight.

The Board of Directors is involved in the oversight of risks that could affect the Company.  While this oversight is performed in part through committees of the Board, the full Board has retained responsibility for the general oversight of risks.

Nomination of Directors

The Board of Directors is responsible for approving candidates for Board membership.  The Board has delegated the responsibility for evaluating, selecting and recommending director nominees to the Nominating and Corporate Governance Committee.  In evaluating candidates and existing directors for service on the Board, the Nominating and Corporate Governance Committee considers certain minimum qualifications, including:

•	the highest professional and personal ethics and values, consistent with our Code of Business Conduct and Ethics;

•	broad experience and demonstrated excellence in their field;

•	relevant expertise upon which to be able to offer advice and guidance to management and be committed to enhancing stockholder value;

•	sufficient time to devote to AudioEye’s affairs and to carry out their duties as a director and/or committee member, as applicable;

•	the ability to exercise sound business judgment and to provide insight and practical wisdom based on experience;

•	service on other Boards of public companies that is limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties; and

•	ability to represent the interests of all stockholders.

Specific additional criteria may be added with respect to specific searches for new Board members.  An acceptable candidate may not fully satisfy all of the criteria, but is expected to satisfy nearly all of them.

Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders.  In conducting this assessment, the Nominating and Corporate Governance Committee considers age, skills, education, and such other factors as it deems appropriate given the current needs of the Board, its committees and the Company, to maintain a balance of knowledge, experience and capability.  Although we do not have a specific Board diversity policy, the Nominating and Corporate Governance Committee looks at the diversity of experience, background and Board composition in recommending director candidates as required by the Nominating and Corporate Governance Committee’s charter.  In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any relationships and transactions that might impair such directors’ independence.  In the case of new director candidates, the Board also determines whether the nominee must be independent for purposes of the NASDAQ listing standards.  The Board does not have term limits or a mandatory retirement age for directors.

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The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for director.  The Board periodically reviews the appropriate size of the Board, which may vary to accommodate the availability of suitable candidates and the needs of the Company.  In the event that vacancies are anticipated or otherwise arise, the Nominating and Corporate Governance Committee will seek to identify director candidates based on input provided by a number of sources, including: (i) committee members; (ii) other directors of AudioEye; (iii) management of AudioEye; and (iv) stockholders of AudioEye.  The Nominating and Corporate Governance Committee also has the authority to consult with or retain consultants, legal counsel, accounting or other advisors as appropriate to perform its duties.

The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders as candidates for election to the Board.  To recommend a nominee, a stockholder may write to the Nominating and Corporate Governance Committee c/o Sean Bradley, President, Chief Strategy Officer and Secretary, AudioEye, Inc., 5210 E. Williams Circle, Suite 750, Tucson, Arizona 85711. Any such recommendation should include:

•	the name and address of the stockholder and a representation that the stockholder is a holder of record of shares of our common stock;

•	a brief biographical description for the nominee, including his or her name, age, business and residence addresses, occupation for at least the last five years and a statement of the qualifications of the candidate, taking into account the qualification requirements set forth above;

•	a description of all arrangements or understandings between the stockholder and each nominee; and

•	the candidate’s consent to serve as a director if elected.

Dr. Carr Bettis, Anthony Coelho, Ernest Purcell and Alexandre Zyngier were elected at our 2019 Annual Meeting of Stockholders. David Moradi and Jamil Tahir were appointed by the Board in November 2019 following the exercise of director designation rights by Sero Capital LLC, a significant stockholder of the Company (“Sero Capital”), pursuant to the terms of a Letter Agreement dated as of August 14, 2019 between the Company and Sero Capital (the “Letter Agreement”). Mr. Moradi is the Chief Executive Officer and beneficial owner of Sero Capital. In the Letter Agreement, the Company agreed that, upon the request of Sero Capital and subject to the terms and conditions provided therein, the Company would take all action necessary to cause two individuals designated by Sero Capital to be appointed to the Board. The number of designees will be reduced to one at such time as Sero Capital and its affiliates collectively own less than 30% of the Company’s voting power. At such time as such ownership falls below 5%, Sero Capital will cease to have the right to designate any directors.

Corporate Governance Policies

We have adopted the Corporate Governance Guidelines that guide the Company and the Board on matters of corporate governance, including director responsibilities, Board committees and their charters, director independence, director qualifications, director evaluations, director orientation and education, director access to management, Board access to independent advisors, and management development and succession planning.  The Corporate Governance Guidelines are available on our website at www.audioeye.com/investors/governance-documents.

Code of Business Conduct and Ethics

The Company maintains a Code of Business Conduct and Ethics applicable to all directors and to all officers and other employees of the Company.  The Code of Business Conduct and Ethics is available without charge upon request in writing to Sachin Barot, Chief Financial Officer, AudioEye, Inc., 5210 E. Williams Circle, Suite 750, Tucson, Arizona 85711.  We intend to disclose any amendments to our Code of Business Conduct and Ethics, or waivers of its requirements granted to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, on our website at www.audioeye.com/investors/governance-documents or in filings with the SEC under the Exchange Act as required by applicable law.  The Code of Business Conduct and Ethics is available on our website at www.audioeye.com/investors/governance-documents.

Stockholder Communications with the Board of Directors

Stockholders of the Company wishing to send a written communication to the Board, a Board committee or an individual director should send the written communication to: AudioEye, Inc., Attention: Corporate Secretary, 5210 E. Williams Circle, Suite 750, Tucson, Arizona 85711. Any such communication should include the stockholder’s name and address and identify any individual directors or committees of the Board to which the stockholder would like to have the written communication sent. The Corporate Secretary, or his or her designee, will, in such manner as he or she deems appropriate, collect and organize such stockholder communications and periodically forward them to the Board or a committee or individual director, as applicable. The Corporate Secretary may refuse to forward material which he or she determines in good faith to be commercial, frivolous or otherwise inappropriate for delivery.

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Hedging Transactions

The Company’s Amended and Restated Insider Trading Policy (as of September 11, 2019) prohibits certain forms of hedging or monetization transactions, such a zero-cost collars and forward sale contracts.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Sero Capital LLC (“Sero Capital”) is a principal stockholder of the Company. David Moradi, who has been a member of our Board since November 2019, is the Chief Executive Officer and beneficial owner of Sero Capital. Certain transactions between the Company and Sero Capital during 2019 are described below.

Loan Agreement. The Company and Sero Capital entered into a Loan Agreement dated as of August 14, 2019 (the “Loan Agreement”). The Loan Agreement provides the Company with an unsecured credit facility pursuant to which the Company may, from time to time, borrow up to the aggregate principal amount of $2,000,000. Any advances under the Loan Agreement bear interest at a per annum rate of 10% (subject to increase in the event of a default), which will be payable monthly (subject to certain exceptions), and may, at the Company’s option, be paid either in cash or by the issuance of shares of our common stock. The term of the Loan Agreement extends through August 14, 2020, subject to earlier termination as provided therein. The Company’s obligations under the Loan Agreement are subject to acceleration upon the occurrence of an event of default (as defined in the Loan Agreement). The Company may prepay its obligations under the Loan Agreement without penalty, but subject to certain limitations. As of the date of this Proxy Statement, the Company has not made any borrowings under the Loan Agreement.

Warrant Amendment. In August 2019, the Company entered into an Omnibus Amendment to Common Stock Warrants (the “Amendment”) with certain of its investors, including Sero Capital. The Amendment amended warrants to purchase up to a total of 1,194,990 shares of the Company’s common stock that had an exercise price of $2.50 per share prior to amendment. The warrants were amended such that for a three-day period they were exercisable at a discounted exercise price of $1.63 per share, provided they were exercised in full for a cash purchase price.  Thereafter, the exercise price was $2.50 per share. As part of this transaction, Sero Capital exercised warrants to purchase 885,000 shares of common stock for a total purchase price of $1,442,550. The purchase price represented a discount of $769,950 from the aggregate exercise price of such warrants had they been exercised prior to or after the discount period.

Board Designation Rights. On August 14, 2019, in consideration of the Warrant Amendment and the exercise thereof by Sero Capital, and in consideration of Sero Capital’s stock ownership in the Company, the Company entered into a letter agreement with Sero Capital (the “Letter Agreement”). Pursuant to the Letter Agreement, the Company agreed that, upon the request of Sero Capital, it would increase the size of the Company’s Board and appoint to the Board two individuals designated by Sero Capital for so long as Sero Capital and its affiliates collectively own at least 30% of the voting power of the Company. The number of designated directors will be reduced to one at such time as Sero Capital and its affiliates collectively own less than 30% of such voting power and, at such time as such ownership falls below 5%, Sero Capital will cease to have the right to designate a director. The Company’s obligations under the Letter Agreement are subject to compliance with the Company’s governing documents and policies, as well as all applicable laws, rules and regulations. In November 2019, following Sero Capital’s exercise of its designation rights, David Moradi and Jamil Tahir were appointed to the Board.

Approval of Related Party Transactions

The charter of the Audit Committee requires that the Audit Committee review and approve any transactions that would require disclosure under SEC rules and regulations.  The Board has also adopted Related Party Transaction Policies and Procedures that provide for the procedures to be followed by the Audit Committee in reviewing actual or potential related party transactions.  Those procedures include consideration of the material terms and conditions of the transaction, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, and the extent of the related party’s interest in the transaction.  The Related Party Transaction Policies and Procedures also identify certain types of related party transactions that are to be deemed pre-approved.

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DIRECTOR COMPENSATION

The Company’s non-employee directors receive cash fees but do not receive meeting attendance fees. Our non-employee directors also typically receive periodic grants of equity awards.

Cash Fees. Since May 2018, the annual cash compensation for each non-employee director for service on the Board is $40,000, payable in four equal installments quarterly in advance. The Chairpersons of the Audit Committee and the Compensation Committee are also each paid additional annual cash compensation of $12,000, payable in four equal installments quarterly in advance.

Equity Awards. Since July 2018, each non-employee director has received an annual equity award of 11,280 RSUs under the Company’s equity compensation plans for his service as a director. The RSUs vest on the first anniversary of the grant date provided the director’s service has not terminated prior to such date. Any vested RSUs are settled on the earlier of the 7th anniversary of the grant date or immediately prior to the closing of a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5).

The following table sets forth summary information concerning the compensation paid to our non-employee directors for the fiscal year ended December 31, 2019 for services provided to us in their capacity as directors.  Compensation paid to or earned by Dr. Carr Bettis, who is a director and a named executive officer, for the fiscal year ended December 31, 2019 is set forth in the Summary Compensation Table in the section below titled “Executive Compensation–Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)		Total ($)
Anthony Coelho	55,000	73,658	(3)	128,658
David Moradi	15,918	54,708	(4)	70,626
Ernest Purcell	52,000	73,658	(2)	125,658
Jamil Tahir	15,918	54,708	(4)	70,626
Alexandre Zyngier	52,000	73,658	(3)	125,658

(1)	Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for stock awards granted during the reported fiscal year. For additional information regarding the assumptions we used to calculate the amounts in this column, please refer to Note 11 to our audited consolidated financial statements included in our 2019 Annual Report filed with the SEC on March 30, 2020.
(2)	As of December 31, 2019, our non-employee directors and their respective affiliates held the following stock and option awards that had been granted to them as compensation for services provided to us in their capacity as directors: Anthony Coelho held (i) vested stock options to purchase a total of 58,000 shares, (ii) 27,880 RSUs that had vested but not yet settled and (iii) 11,280 unvested RSUs; Ernest Purcell held (i) vested stock options to purchase a total of 110,000 shares, (ii) 29,480 RSUs that had vested but not yet settled and (iii) 11,280 unvested RSUs; and Alexandre Zyngier held (i) stock options to purchase a total of 70,000 shares, (ii) 29,480 RSUs that had vested but not yet settled and (iii) 11,280 unvested RSUs. As of December 31, 2019, each of David Moradi and Jamil Tahir held 11,280 unvested RSUs granted to them as compensation for services provided to us in their capacity as directors.
(3)	Consistent with prior years, on May 10, 2019, the Compensation Committee granted each of our non-employee directors then serving on the Board an award of RSUs with respect to 11,280 shares of the Company’s common stock. Each such award will vest on the first anniversary of the grant date, provided the director’s service does not terminate prior to such date. The settlement date for any RSUs that become vested will be the first to occur of (x) the 7th anniversary of the grant date or (y) the date on which the Company undergoes a change of control within the meaning of Treasury Regulation Section 1.409A-3(i)(5).
(4)	On December 6, 2019, the Compensation Committee granted each of David Moradi and Jamil Tahir, in connection with their initial appointment to the Board, an award of RSUs with respect to 11,280 shares of the Company’s common stock. Each such award will vest in full on the first anniversary of the grant date. The settlement date for any RSUs that become vested will be the first to occur of (x) the 7th anniversary of the grant date or (y) the date on which the Company undergoes a change of control within the meaning of Treasury Regulation Section 1.409A-3(i)(5).

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The above table does not include warrants acquired by any director in any private placement or similar transaction or any cash payments for services provided by a director and/or any affiliate for services provided to the Company other than in such individual’s capacity as a director.

Recommendation of the Board

The Board unanimously recommends that the stockholders vote “FOR” the election of each of Dr. Carr Bettis, Anthony Coelho, David Moradi, Jamil Tahir and Alexandre Zyngier as directors for a one-year term expiring at the Company’s 2021 Annual Meeting of Stockholders.  If not otherwise specified, proxies will be voted “FOR” each of the five nominees for director.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (PROPOSAL 2)

Section 14A of the Exchange Act, requires that we include in this proxy statement a proposal for a non-binding stockholder vote on our executive compensation as described in this proxy statement (commonly referred to as a “Say-on-Pay” vote).

Our executive compensation program has been designed to pay for performance and align our compensation programs with business strategies focused on long-term growth and creating value for stockholders while also paying competitively and focusing on total compensation.  Our executive compensation programs are designed to attract, motivate and retain highly qualified executive officers who are able to achieve corporate objectives and create stockholder value.  The Compensation Committee believes that our executive compensation program reflects a strong pay-for-performance philosophy without promoting excessive risk and is well aligned with our stockholders’ long-term interests.

The Board strongly endorses our executive compensation program and recommends that stockholders vote in favor of the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Proxy Statement for the Company’s 2020 Annual Meeting of Stockholders, including the compensation tables and narrative discussion, be, and hereby is, approved.

Because the vote on this proposal is advisory, it will not be binding on the Board of Directors or the Compensation Committee, and neither the Board of Directors nor the Compensation Committee will be required to take any action as a result of the outcome of the vote on this proposal.  However, the Compensation Committee will consider the outcome of the vote when determining future executive compensation arrangements.

Recommendation of the Board

The Board of Directors unanimously recommends that the stockholders of the Company vote “FOR” the approval of AudioEye’s executive compensation.  If not otherwise specified, proxies will be voted “FOR” the approval of AudioEye’s executive compensation.

APPROVAL OF AMENDMENT AND RESTATEMENT OF
THE AUDIOEYE, INC. 2019 EQUITY INCENTIVE PLAN
(PROPOSAL 3)

The purpose of this Proposal 3 is to obtain stockholder approval of the amendment and restatement (the “Amendment”) of the AudioEye, Inc. 2019 Equity Incentive Plan (the “Plan”) to increase the maximum number of shares available for issuance thereunder by 900,000 shares from 1,000,000 shares to 1,900,000 shares and to make certain other changes in the Plan.

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If we do not increase the shares available for issuance under the Plan, based on historical share usage rates and compensation practices, we may not have a sufficient number of shares authorized under the Plan to grant equity awards in fiscal 2020. In that event, we would lose an important compensation tool aligned with stockholder interests to attract, motivate and retain highly qualified talent. If the Amendment is approved by our stockholders at the 2020 Annual Meeting of Stockholders, we anticipate that approximately 1,050,000 shares would be available for future awards. We estimate that the shares authorized for issuance under the Plan, as amended by the Amendment, would be sufficient to grant awards for approximately two years, assuming we continue to grant awards consistent with our historical rates. However, our share usage depends on the future price of our common stock, competitive market practices, acquisition activity, award amounts, hiring, promotion activity and retention needs during the next few years. As a result, the shares available for issuance under the Plan, as amended by the Amendment, could last for a longer or shorter period of time depending on those factors.

Each year, the Compensation Committee and our management review our overall compensation strategy and determine allocations of cash and equity compensation in light of our pay for performance philosophy.  We believe that equity compensation is critical in motivating key employees and that it effectively aligns employee compensation with stockholder interests.  We are also committed to effectively managing our share reserves for equity compensation while minimizing stockholder dilution.  If the Amendment is not approved and we are unable to grant equity compensation in the future, we may need to consider other compensation alternatives, such as increasing cash compensation, and we would be at a severe disadvantage if we could not use equity awards covering a meaningful number of shares to recruit and retain key talent in this competitive market for human capital.

In addition to the increase in shares available for issuance as described above, the Amendment also amends certain provisions of the Plan that relate to the vesting of awards granted under the Plan. We believe it is important for the Compensation Committee to have flexibility in the design of awards granted under the Plan so that we can continue to attract, motivate and retain highly qualified talent.

Upon the recommendation of the Compensation Committee, our Board of Directors unanimously approved the Amendment on March 19, 2020, subject to stockholder approval.  NASDAQ listing standards require that we submit the Amendment to our stockholders for approval.  In addition, the Internal Revenue Code of 1986, as amended (the “Code”), requires that we obtain stockholder approval of the Amendment in order to be able to issue incentive stock options for the additional number of shares reserved pursuant to the Amendment.  If our stockholders do not approve the Amendment, then the Amendment will not become effective, and the Plan will remain in effect.

Summary of the 2019 Plan

The description of the AudioEye, Inc. 2019 Equity Incentive Plan, as amended and restated as described in this Proposal 3 (the “2019 Plan”), set forth below is qualified in its entirety by reference to the applicable provisions of the plan document, which is attached as Annex A to this proxy statement.

Shares Subject to the 2019 Plan.  The aggregate number of shares of common stock that may be issued pursuant to awards granted under the 2019 Plan will not exceed 1,900,000 shares.  The number of shares of common stock that may be issued pursuant to incentive stock options under the 2019 Plan is also limited to 1,900,000 shares.  Shares of common stock available for distribution under the 2019 Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by AudioEye in any manner.  The closing price of our common stock on NASDAQ on March 31, 2020 was $4.44.

Any shares of common stock granted in connection with options and stock appreciation rights will be counted as one share for every one option or stock appreciation right awarded.  Any shares of common stock granted in connection with awards other than options and stock appreciation rights shall be counted against this limit as two shares of common stock for every one share of common stock granted in connection with such award.  Any shares of common stock subject to an award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of common stock to which the award related will again be available for issuance under the 2019 Plan.  Any shares of common stock that again become available for future grants shall be added back as one share if such shares were subject to options or stock appreciation rights and as two shares if such shares were subject to other awards.  Shares of common stock subject to an award shall not again be made available for issuance or delivery under the 2019 Plan if such shares are (a) shares tendered in payment of an option, (b) shares delivered or withheld to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled stock appreciation right or other awards that were not issued upon the settlement of the award.

Eligibility.  Participation in the 2019 Plan is limited to employees and directors of, and consultants to, AudioEye and any affiliated entities.  As of March 2, 2020, there were five non-employee directors, approximately 86 employees (including executive officers), and two consultants of AudioEye that were eligible for grants under the 2019 Plan.

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Maximum Award Amounts.  The maximum number of shares of common stock subject to awards granted during a single fiscal year to any director who is not an employee or consultant during the fiscal year, together with any cash fees paid to such director during the fiscal year, may not exceed a total value of $400,000 (calculating the value of any awards based on the grant date fair value for financial reporting purposes).  The maximum number of shares of common stock subject to awards granted during a single fiscal year to any employee or consultant who is not a director during the fiscal year may not exceed a total value of $5,000,000 (calculating the value of any awards based on the grant date fair value for financial reporting purposes).

Substitute Awards.  Awards may, in the sole discretion of the plan administrator, be granted under the 2019 Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by AudioEye or with which AudioEye combines (“Substitute Awards”).  Substitute Awards shall not be counted against the share reserve, provided that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as incentive stock options shall be counted against the ISO limit.  Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by AudioEye or with which AudioEye combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for awards under the 2019 Plan and shall not count toward the total share reserve.

Administration.  The Board has delegated authority to administer the 2019 Plan to the Compensation Committee.  Subject to the terms of the 2019 Plan, the Compensation Committee, as plan administrator, has full authority to determine participants and the type, terms and conditions and number of shares subject to awards and to construe and interpret the 2019 Plan and the awards granted thereunder.  The Compensation Committee may delegate administration of the 2019 Plan to a committee or committees of one or more members of the Board.

No Repricing without Stockholder Approval.  The 2019 Plan provides that stockholder approval is required before a repricing is effective.

Types of Awards Available for Grant under the 2019 Plan.  The plan administrator has the authority to grant the following types of awards under the 2019 Plan.  All awards shall be evidenced by an award agreement and shall be subject to such conditions not inconsistent with the 2019 Plan as may be reflected in the award agreement.

•	Options. The plan administrator may grant options to purchase shares of common stock that are exercisable at a price per share not less than the fair market value, determined in accordance with the 2019 Plan, per share of common stock on the date that the option is awarded. Such options may be either incentive stock options or non-qualified stock options. A 10% stockholder may not be granted an incentive stock option unless the exercise price is at least 110% of the fair market value of the common stock on the grant date and the option is not exercisable after the expiration of five years from the grant date. The plan administrator may permit an option exercise price to be paid in cash or any form of legal consideration specified by the plan administrator, including by the delivery of previously-owned shares of common stock, through a cashless exercise executed through a broker or by having a number of shares of common stock otherwise issuable at the time of exercise withheld. The maximum term of any option is ten years.

•	Stock Appreciation Rights. The plan administrator may grant stock appreciation rights either separately or in connection with another award under the 2019 Plan. The maximum term of any stock appreciation right is 10 years. The plan administrator may provide that stock appreciation rights are exercisable at the discretion of the holder or that they will be paid at a time or times certain or upon the occurrence or non-occurrence of certain events.

•	Restricted Stock and Restricted Stock Units (“RSUs”). The plan administrator may grant shares of restricted common stock or RSUs representing the right to receive common stock in the future, subject to such restrictions and conditions, if any, as the plan administrator shall determine. No shares of common stock shall be issued at the time an RSU is granted, and AudioEye will not be required to set aside funds for the payment of any such award. The plan administrator may also grant RSUs with a deferral feature (“deferred stock units”), whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an award agreement. At the discretion of the plan administrator, each RSU or deferred stock unit (representing one share of common stock) may be credited with dividend equivalents in an amount equal to the cash and stock dividends paid by AudioEye in respect of one share of common stock. Dividend equivalents shall be withheld by AudioEye and credited to the participant’s account, and interest may be credited on the amount of cash dividend equivalents credited to the participant’s account at a rate and subject to such terms as determined by the plan administrator. Dividend equivalents credited to a participant’s account and attributable to any particular RSU or deferred stock unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the plan administrator, in shares of common stock having a fair market value (as determined under the 2019 Plan) equal to the amount of such dividend equivalents and earnings, if applicable, to the participant upon settlement of such RSU or deferred stock unit and, if such RSU or deferred stock unit is forfeited, the participant shall have no right to such dividend equivalents.

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•	Performance Share Awards. The plan administrator may grant performance share awards and determine (i) the number of shares of common stock or stock-denominated units subject to a performance share award granted to any participant; (ii) the performance period applicable to any award; (iii) the conditions that must be satisfied for a participant to earn an award; and (iv) the other terms, conditions and restrictions of the award. The number of performance shares earned by a participant will depend on the extent to which the performance goals established by the plan administrator are attained within the applicable performance period, as determined by the plan administrator.

•	Other Equity-Based and Cash Awards. Cash awards and other equity-based awards may be granted in such numbers and may be subject to such conditions or restrictions as the plan administrator shall determine and shall be payable in cash or shares of common stock, as the plan administrator may determine.

Deferrals.  The plan administrator may establish one or more programs under the 2019 Plan to permit selected participants the opportunity to elect to defer receipt of consideration upon exercise of an award, satisfaction of performance criteria, or other event that absent the election would entitle the participant to payment or receipt of shares of common stock or other consideration under an award.  The plan administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the plan administrator deems advisable for the administration of any such deferral program.

Exercisability and Accelerated Vesting. The plan administrator has the power to accelerate the time at which an award may first be exercised or the time during which an award or any part thereof will vest in accordance with the terms of the 2019 Plan, notwithstanding the provisions in the award stating the time at which it may first be exercised or the time during which it will vest.

Recapitalizations and Reorganizations.  The number of shares of common stock reserved for issuance in connection with the grant or settlement of awards or to which an award is subject, and the exercise price of each option and stock appreciation right are subject to, adjustment in the event of any recapitalization of AudioEye or similar event effected without receipt of consideration by AudioEye.

Change in Control.  The 2019 Plan provides that, in the event of a change in control (as defined in the 2019 Plan) of AudioEye, outstanding awards will have the following vesting treatment:

•	In the event of the award holder’s termination of continuous service without cause or for good reason (as each such term is defined in the 2019 Plan) during the 12-month period following a change in control, all outstanding options and stock appreciation rights shall become immediately exercisable with respect to 100% of the shares subject to such options or stock appreciation rights, and/or any restricted period shall expire immediately with respect to 100% of the outstanding shares of restricted stock or RSUs as of the date of such termination of continuous service.

•	With respect to performance share awards and cash awards, all incomplete performance periods in respect of such awards in effect on the date a change in control occurs shall end on the date of such change in control, and the plan administrator shall (i) determine the extent to which performance goals with respect to each such performance period have been met based upon such audited or unaudited financial information that is then available as it deems relevant and (ii) cause to be paid to the applicable award holder partial or full awards with respect to performance goals for each such performance period based upon the plan administrator’s determination of the degree of attainment of performance goals or, if not determinable, assuming that the applicable target levels of performance have been attained, or on such other basis as may be determined by the plan administrator.

In addition, the plan administrator may cancel any outstanding awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such awards based upon the price per share of common stock received or to be received by other stockholders of the Company in the change in control. In the case of any option or stock appreciation right with an exercise price that equals or exceeds the price paid for a share of common stock in connection with the change in control, the plan administrator may cancel the option or stock appreciation right without the payment of consideration therefor.

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Transferability.  Awards are not generally transferable or assignable, unless the plan administrator provides otherwise.

Forfeiture and Clawbacks.  Awards will be subject to forfeiture, cancellation, reimbursement or recoupment to the extent provided in any applicable clawback policy adopted by AudioEye or otherwise required pursuant to applicable law.

Amendment or Termination.  The 2019 Plan may be amended by the Board of Directors, but stockholder approval for any amendment shall be required that (except as provided above regarding recapitalizations and reorganizations) to the extent stockholder approval is necessary to satisfy applicable law or stock exchange rules. The plan administrator may amend outstanding awards subject to the terms of the 2019 Plan but in general may not take away a participant’s rights without the participant’s consent.  The 2019 Plan will terminate automatically on April 2, 2029, which is the tenth anniversary of the date as of which the 2019 Plan was originally adopted by the Board.

Federal Income Tax Consequences of Awards under the 2019 Plan

The following discussion outlines generally the federal income tax consequences of awards that may be granted under the 2019 Plan.  Individual circumstances may vary and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the 2019 Plan.  To the extent that a participant recognizes ordinary income in the circumstances described below, AudioEye will generally be entitled to a corresponding tax deduction.  If a participant is our employee or an employee of one of our affiliates, any income recognized will be subject to employment and withholding taxes.

Non-Qualified Options.  A participant will generally not recognize income upon the grant of an option or at any time prior to the exercise of the option or a portion thereof.  At the time the participant exercises a non-qualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the common stock on the date the option is exercised over the price paid for the common stock.  Depending upon the period shares of common stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified option generally will result in a short- or long- term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the non-qualified option was exercised.

Incentive Stock Options.  A participant who exercises an incentive stock option will generally not be taxed at the time he or she exercises the option or a portion thereof.  Instead, he or she will be taxed at the time he or she sells the common stock purchased pursuant to the option.  The participant will be taxed on the difference between the price he or she paid for the stock and the amount for which he or she sells the stock.  If the participant does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is transferred to him or her, the participant will be entitled to capital gain or loss treatment based upon the difference between the amount realized on the disposition and the aggregate exercise price and AudioEye will not get a corresponding deduction.  If the participant sells the stock at a gain prior to that time, the difference between the amount the participant paid for the stock and the lesser of the fair market value on the date of exercise or the amount for which the stock is sold, will be taxed as ordinary income; if the stock is sold for an amount in excess of the fair market value on the date of exercise, the excess amount is taxed as capital gain.  If the participant sells the stock for less than the amount he or she paid for the stock prior to the one or two year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss.  Exercise of an incentive option may subject a participant to, or increase a participant’s liability for, the alternative minimum tax.

Restricted Stock.  A participant will generally not be taxed upon the grant of a restricted stock award if such award is not transferable by the participant or is subject to a “substantial risk of forfeiture,” as defined in the Code.  However, when the shares of common stock that are subject to the stock award are transferable by the participant or are no longer subject to a substantial risk of forfeiture, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the stock award, less any amount paid for such stock, and AudioEye will then be entitled to a corresponding deduction.  However, if a participant so elects at the time of receipt of a stock award in accordance with Section 83(b) of the Code, he or she may include the fair market value of the stock subject to the stock award, less any amount paid for such stock, in income at that time.

Restricted Stock Units.  A participant will generally not be taxed upon the grant of an award of RSUs.  The participant generally will be subject to tax at ordinary income rates on the fair market value of unrestricted common shares on the date that such shares are transferred to the participant under the RSUs (reduced by any amount paid by the participant for such RSUs), and the capital gains/loss holding period for such shares will also commence on such date.

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Other Stock-Based Awards.  A participant will generally not recognize income upon the grant of any other stock-based award.  Generally, at the time a participant receives payment under any other stock-based award, he or she will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the common stock received.

Section 280G.  Sections 280G and 4999 of the Code provide that executive officers and directors, stockholders who hold significant equity interests, and certain other service providers may be subject to significant additional taxes if they receive payments or benefits that exceed certain prescribed limits in connection with a change of control of a company, and that the company (or a successor) may forfeit a deduction on the amounts subject to this additional tax.

Section 409A.  Section 409A of the Code imposes additional income taxes for certain types of deferred compensation that do not comply with Section 409A.  AudioEye attempts in good faith to structure awards under the 2019 Plan so that such awards either conform with the requirements of, or qualify for an exemption under, Section 409A.  However, neither AudioEye nor the plan administrator has any obligation to take any action to prevent the assessment of any additional tax or penalty on any participant under Section 409A of the Code and neither AudioEye nor the plan administrator will have any liability to any participant for such tax or penalty.

Section 162(m).  Section 162(m) of the Code generally places a limit of $1 million per year on the amount of deductible compensation paid to certain “covered employees,” which includes our named executive officers.  Section 162(m) exempted from this limitation “qualified performance-based compensation” with respect to taxable years beginning on or before December 31, 2017.  Recent changes to the Code provide for a transition rule that continues to exempt qualified performance-based compensation that is payable pursuant to a binding written agreement in effect on November 2, 2017 but otherwise generally repeals the exemption for performance-based compensation.

New Plan Benefits under the 2019 Plan

Future awards under the 2019 Plan will be subject to the discretion of the Compensation Committee and will depend on a variety of factors, including the value of our common stock at the time of grant, as well as Company, divisional, and individual performance.  Accordingly, it is not possible to determine the future benefits that would be received under the 2019 Plan.

The following table shows, as to each named executive officer, each nominee for director, and the various indicated groups, the number of stock options that have been granted (even if not currently outstanding) under the 2019 Plan since its initial approval by our stockholders on May 10, 2019:

Number of
Name	Stock Options Granted
Named Executive Officers:
Dr. Carr Bettis	0
Todd Bankofier	8,691
Sachin Barot	0
Sean Bradley	5,794
All current executive officers as a group	20,279
All current non-employee directors as a group	0
Each nominee for election as a director:
Dr. Carr Bettis	0
Anthony Coelho	0
David Moradi	0
Jamil Tahir	0
Alexandre Zyngier	0
Each associate of any of the foregoing	0
Each other person who received at least 5% of all options granted	10,000
All employees, excluding current executive officers	144,415

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Recommendation of the Board

The Board of Directors unanimously recommends that the stockholders of the Company vote “FOR” the approval of the amendment and restatement of the AudioEye, Inc. 2019 Equity Incentive Plan.  If not otherwise specified, proxies will be voted “FOR” the approval of the amendment and restatement of the AudioEye, Inc. 2019 Equity Incentive Plan.

Equity Compensation Plan Information

Prior to approval of the AudioEye, Inc. 2019 Equity Incentive Plan at our 2019 Annual Meeting of Stockholders, the Company maintained a number of equity compensation plans that provided for the issuance of common stock to our officers, employees, directors and consultants upon the vesting and exercise of stock options, the vesting and settlement of RSUs, and pursuant to certain other types of equity awards. These plans (collectively, our “Prior Plans”) were our:

•	2012 Incentive Compensation Plan;
•	2013 Incentive Compensation Plan;
•	2014 Incentive Compensation Plan;
•	2015 Incentive Compensation Plan;
•	2016 Incentive Compensation Plan; and
•	2016 Incentive Compensation Plan, as amended.

All of our Prior Plans, other than our 2016 Incentive Compensation Plan, as amended, were approved by our stockholders. When our stockholders approved the AudioEye, Inc. 2019 Equity Incentive Plan in May 2019, all of our Prior Plans terminated. No awards could be granted under the Prior Plans on or after the date of the 2019 Annual Meeting of Stockholders. Any awards outstanding when the Prior Plans were terminated were not affected by such termination.

The following table summarizes the information about outstanding options and RSUs, and available shares, under the AudioEye, Inc. 2019 Equity Incentive Plan and our Prior Plans as of December 31, 2019:

				(c)
				Number of securities
				remaining available for
	(a)		(b)	future issuance under
	Number of securities to		Weighted-average	equity compensation
	be issued upon exercise		exercise price of	plans (excluding
	of outstanding options,		outstanding options,	securities reflected in
Plan Category	warrants and rights		warrants and rights(1)	column (a))
Equity compensation plans approved by security holders	1,149,047	(2)	$3.70	603,996	(3)
Equity compensation plans not approved by securityholders	120,352	(4)	--	0
Total	1,269,399		--	603,996

(1)	The weighted average exercise price of outstanding options does not take into account outstanding RSUs since they do not have an exercise price.

(2)	Represents 965,043 shares of common stock issuable upon the exercise of outstanding stock options and 184,004 shares of common stock issuable upon the vesting and settlement, or settlement, as applicable, of outstanding RSUs under our stockholder-approved equity incentive plans.

(3)	Represents 603,996 shares of common stock available for future equity awards under our 2019 Equity Incentive Plan.

(4)	Represents shares of common stock issuable upon the vesting and/or settlement of outstanding RSUs granted under our 2016 Incentive Compensation Plan, as amended.

23

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (PROPOSAL 4)

The Audit Committee of our Board of Directors, in accordance with its charter and authority delegated to it by the Board, has appointed the firm of MaloneBailey, LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2020.  As a matter of good corporate practice, the Board has directed that such appointment be submitted to our stockholders for ratification at the Annual Meeting.  MaloneBailey, LLP has served as our independent registered public accounting firm since 2011 and is considered by our Audit Committee to be well qualified.

If the stockholders do not ratify the appointment of MaloneBailey, LLP, the Audit Committee will reconsider the appointment.  Even if the stockholders ratify the appointment, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of AudioEye and its stockholders.

Independent Registered Public Accounting Firm Fees and Services

The following table sets forth by fee category the aggregate fees for professional services rendered by MaloneBailey, LLP for the fiscal years ended December 31, 2019 and December 31, 2018:

	Year Ended
	December 31,	December 31,
	2019	2018
Audit Fees	$87,500	$56,000
Audit-Related Fees	6,000	27,580
All Other Fees	-	-
Total	$93,500	$83,580

Audit Fees consist of fees for professional services rendered for the audit of the Company’s annual financial statements and for the review of the Company’s financial statements included in its quarterly reports on Form 10-Q.  These fees also include fees for services that are normally provided by an independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-Related Fees consist of fees for professional services that are reasonably related to the audit or review of the Company’s financial statements but are not reported under “Audit Fees.” In 2019, such fees related solely to services rendered in connection with the Company’s Registration Statements on Form S-8 and the July 2019 amendment to the Company’s Registration Statement on Form S-1 that was originally filed with the SEC on September 4, 2018 (the “S-1 Registration Statement”). In 2018, such fees related solely to services rendered in connection with the S-1 Registration Statement.

All Other Fees consist of fees for services other than the services described above.  In 2019 and 2018, there were no such fees.

Policy on Audit Committee Pre-Approval

Pursuant to its charter, the Audit Committee must approve in advance the engagement of the registered public accounting firm for all audit services and non-audit services based on independence, qualifications and, if applicable, performance, and must also approve in advance fees and other terms of any such engagement.  The Audit Committee may delegate pre-approval authority to a member of the Audit Committee.  The decisions of any Audit Committee member to whom such pre-approval authority is delegated are required to be presented to the full Audit Committee at its next scheduled meeting.

Recommendation of the Board

The Board of Directors unanimously recommends that the stockholders vote “FOR” the proposal to ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm.  If not otherwise specified, proxies will be voted “FOR” the ratification of MaloneBailey, LLP.

24

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to the accuracy and integrity of AudioEye’s financial reporting, including the performance and the independence of AudioEye’s independent registered public accounting firm, MaloneBailey, LLP.  The responsibilities of our Audit Committee are set forth in our Audit Committee Charter.  The charter is available on our website at www.audioeye.com/investors/governance-documents.  In the discharge of its responsibilities, the Audit Committee:

•	reviewed and discussed with management and MaloneBailey, LLP our audited financial statements for the fiscal year ended December 31, 2019;

•	discussed with MaloneBailey, LLP the matters required to be discussed under Statement on Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”);

•	received the written disclosures and other communications from MaloneBailey, LLP that are required by the applicable requirements of the PCAOB regarding MaloneBailey, LLP’s communications with the Audit Committee; and

•	discussed with MaloneBailey, LLP the independent registered public accounting firm’s independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC.

Audit Committee

Ernest Purcell (Chairman) Jamil Tahir Alexandre Zyngier

25

EXECUTIVE COMPENSATION

Summary Compensation Table for Fiscal 2019

The table below summarizes the compensation paid to or earned by (i) our principal executive officer at December 31, 2019, (ii) our former Chief Executive Officer who served in that role for a portion of 2019 and (iii) each of our two other most highly compensated executive officers who were serving as executive officers at December 31, 2019 (collectively, our “named executive officers”), for the fiscal years ended December 31, 2019 and December 31, 2018.

					Stock	Option
Name and Principal		Salary		Bonus	Awards(1)	Awards	Total
Position	Year	($)		($)	($)	($)(1)	($)
Dr. Carr Bettis	2019	212,500	(2)		-		212,500
Executive Chairman,	2018	175,000		40,000	171,000	-	386,000
Chairman and Director

Todd Bankofier	2019	300,000		-	-	53,440	353,440
Former Chief Executive	2018	250,000		80,000	-	-	330,000
Officer(3)

Sachin Barot	2019	218,750		(5)	528,277		747,027
Chief Financial Officer(4)

Sean Bradley	2019	210,000		-	-	35,627	245,627
President, Chief Strategy	2018	200,000		45,000	-	-	245,000
Officer and Secretary(6)

(1)	Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for stock awards and option awards granted during the reported fiscal years. For additional information regarding the assumptions we used to calculate the amounts in these columns, please refer to Note 11 to our audited consolidated financial statements included in our 2019 Annual Report filed with the SEC on March 30, 2020.

(2)	Dr. Bettis’ base annual salary was increased from $175,000 to $225,000 in June 2019 and from $225,000 to $325,000 in December 2019.

(3)	Mr. Bankofier served as Chief Executive Officer throughout 2018 and until September 2019, at which time he ceased to serve as Chief Executive Officer and was appointed as our Chief Revenue Officer. Mr. Bankofier’s employment with the Company terminated on January 17, 2020.

(4)	Mr. Barot commenced employment with the Company as its Chief Financial Officer on May 16, 2019.

(5)	Mr. Barot’s Employment Agreement with the Company (described below under “Summary of Compensation Arrangements with Named Executive Officers, including in connection with a Termination of Change in Control”), provides that he will receive a $175,000 bonus for services provided during the first year of his employment (i.e., during the period from May 16, 2019 to May 16, 2020), unless prior to May 16, 2020 he is terminated for cause or resigns his employment without good reason (as each such term is defined in Mr. Barot’s Employment Agreement).

(6)	Prior to February 27, 2019, Mr. Bradley served as our President, Chief Technology Officer and Secretary. Effective February 27, 2019, Mr. Bradley began serving as our President, Chief Strategy Officer and Secretary.

Summary of Compensatory Arrangements with Named Executive Officers, including in connection with a Termination or a Change in Control

Employment Agreement with Todd Bankofier.  Mr. Bankofier was employed as our Chief Executive Officer during 2018 pursuant to an Executive Employment Agreement dated as of February 13, 2018, effective December 31, 2017 (the “2018 Bankofier Agreement”). Under the 2018 Bankofier Agreement, Mr. Bankofier received a base annual salary of $250,000 and was eligible to receive bonuses and equity awards at the discretion of the Board and Compensation Committee.

In February 2019, the 2018 Bankofier Agreement was amended pursuant to an Amended and Restated Executive Employment Agreement dated as of February 25, 2019, effective January 1, 2019 (the “2019 Bankofier Agreement”), pursuant to which, among other changes, Mr. Bankofier’s base annual salary was increased to $300,000.

26

In connection with Mr. Bankofier’s position change from Chief Executive Officer to Chief Revenue Officer in September 2019, the Company and Mr. Bankofier entered into a Second Amended and Restated Executive Employment Agreement effective as of September 16, 2019 (the “2019 Amended Bankofier Agreement”).  The 2019 Amended Bankofier Agreement provided for a term of employment through September 15, 2020, and for a base annual salary of $300,000 that would change to $230,000 on January 1, 2020.  The 2019 Amended Bankofier Agreement provided that Mr. Bankofier would be eligible to receive an annual bonus for 2019 and that, for 2020 and any subsequent years, he would be eligible to receive quarterly bonuses based on the extent to which the Company achieved certain quarterly bookings and sales goals. The 2019 Amended Bankofier Agreement provided that if, during its term, the Company terminated Mr. Bankofier’s employment without cause or he resigned for good reason, Mr. Bankofier would be eligible to receive a separation payment in an amount of up to four months of his base annual salary and payment of the cost of certain COBRA continuation coverage for him and his eligible dependents.

2020 Bankofier Severance Agreement. In connection with the termination of Mr. Bankofier’s employment with the Company on January 17, 2020, the Company and Mr. Bankofier entered into a Severance Agreement and General Release of All Claims (the “Bankofier Severance Agreement”) pursuant to which the Company agreed to pay to Mr. Bankofier severance compensation pursuant to the terms and conditions the 2019 Amended Bankofier Agreement (as described above). In addition, he received an additional cash severance payment of $25,000, as well as accelerated vesting of options to purchase 8,691 shares of common stock at an exercise price of $6.53 per share. The Company also extended the expiration date of those options from 90 days following his termination date to January 17, 2021.

2019 Employment Agreement with Sean Bradley.  On February 27, 2019, the Company entered into an Executive Employment Agreement (the “2019 Bradley Agreement”) with Mr. Bradley that terminated and superseded the 2018 Bradley Agreement effective January 1, 2019, other than with respect to Mr. Bradley’s title, which was changed by the Board on February 27, 2019 from President, Chief Technology Officer and Secretary to President, Chief Strategy Officer and Secretary.  The 2019 Bradley Agreement provides for a one-year term unless earlier terminated as provided therein.  Under the 2019 Bradley Agreement, Mr. Bradley receives a base annual salary of $210,000 and is eligible to be granted a bonus or bonuses at the sole discretion of the Board or the Compensation Committee and awards under the Company’s equity incentive compensation plans as the Compensation Committee may from time to time determine.  The 2019 Bradley Agreement provides that, in the event that during the one-year term of the agreement the Company had terminated Mr. Bradley’s employment without cause or Mr. Bradley had terminated his employment for good reason, including in connection with a change of control of the Company (as each such term is defined in the 2019 Bradley Agreement), Mr. Bradley would have been entitled to receive a severance benefit in an aggregate amount equal to his base salary during the 12 months prior to termination, which benefit would have been payable over a 12-month period. The one-year term of the 2019 Bradley Agreement expired on February 27, 2020, and Mr. Bradley’s employment with the Company continues on an at-will basis under the applicable terms of the 2019 Bradley Agreement.

Executive Employment Agreement with Sachin Barot.  The Company and Mr. Barot are parties to an Executive Employment Agreement (the “Barot Employment Agreement”), effective as of May 16, 2019, pursuant to which the Company employs Mr. Barot as its Chief Financial Officer. The Barot Employment Agreement provides for an initial one-year term, with automatic renewals for successive one-year terms, unless the agreement is terminated as provided therein or either party provides a non-renewal notice at least 60 days prior to the expiration of the then-current term. Under the Barot Employment Agreement, Mr. Barot receives a base annual salary of $350,000.

The Barot Employment Agreement also provides that for services rendered through May 16, 2020, Mr. Barot will receive a cash bonus of $175,000 (the “2019/2020 Bonus”), unless prior to such date he is terminated by the Company for cause or resigns his employment without good reason (as each such term is defined in the Barot Employment Agreement). Beginning in 2020, for each calendar year in which Mr. Barot is employed by the Company as of the last day of such calendar year, Mr. Barot will be eligible to receive a bonus or bonuses at the sole discretion of the Board or the Compensation Committee, provided that (i) Mr. Barot’s bonus for 2020 will take into account the portion of the 2019/2020 Bonus attributable to services rendered in 2020, and (ii) if the Compensation Committee determines that bonuses will be awarded for a calendar year and that the Company and/or Mr. Barot have achieved the bonus targets for such calendar year, Mr. Barot will be awarded a bonus based on a target bonus opportunity of 50% of his base salary. Beginning in 2020, if Mr. Barot’s employment is (x) terminated by the Company for any reason other than his death, disability or cause (as disability and cause are defined in the Barot Employment Agreement) or (y) Mr. Barot resigns his employment for good reason (as defined in the Barot Employment Agreement), in each case, prior to the end of the calendar year, he will be eligible to be considered for a pro rata portion of his bonus.

27

The Barot Employment Agreement further provides for Mr. Barot to receive two RSU awards with respect to a total of 161,800 shares of the Company’s common stock. On June 3, 2019, Mr. Barot was granted an initial award of 80,900 RSUs that vest in three approximately equal annual installments commencing on the first anniversary of the grant date. The Barot Employment Agreement provides for Mr. Barot to receive an additional award of 80,900 RSUs that will vest upon the achievement of performance goals that will be determined by the Compensation Committee. All vesting of RSUs granted or to be granted to Mr. Barot under the Barot Employment Agreement are subject to his continued service with the Company through the applicable vesting date. The Company has not yet granted the second RSU award to Mr. Barot.

The Barot Employment Agreement also provides that if a “qualifying termination” (as defined in the Barot Employment Agreement and including a termination by the Company for a reason other than death, disability or cause, or a resignation by Mr. Barot for good reason) occurs during the initial term, Mr. Barot will be eligible to receive (i) his continued base salary through the first anniversary of his start date, (ii) a lump sum payment equal to the 2019/2020 Bonus and (iii) an amount equal to his base salary as of his termination date, payable in equal installments over 12 months following his termination date. If a qualifying termination occurs during any subsequent term, he will be eligible to be paid a pro rata bonus for the year in which the termination occurs, and he will be entitled to receive an amount equal to his base salary as of his termination date, payable in equal installments over 12 months following his termination date. If a qualifying termination occurs within 12 months following a change of control of the Company (as defined in the Barot Employment Agreement), all then outstanding and unvested equity awards held by Mr. Barot will vest in full.

All amounts paid to Mr. Barot under the Barot Employment Agreement (other than base salary, the 2019/2020 Bonus and accrued benefits) are subject to “clawback” rights in favor of the Company upon the occurrence of certain restatements of the Company’s financial information.

Equity Compensation Plans.  Our named executive officers are eligible to receive equity awards, including stock options and RSUs, under our 2019 Equity Incentive Plan.  Prior to the adoption of the 2019 Equity Incentive Plan in May 2019, AudioEye granted equity awards to its officers, directors, employees, consultants and other service providers under the AudioEye, Inc. 2012 Incentive Compensation Plan (the “2012 Plan”), 2013 Incentive Compensation Plan (the “2013 Plan”), 2014 Incentive Compensation Plan (the “2014 Plan”), 2015 Incentive Compensation Plan (the “2015 Plan”), 2016 Incentive Compensation Plan (the “2016 Plan”), and 2016 Incentive Compensation Plan, as amended (the “Amended 2016 Plan” and, collectively with the 2016 Plan, 2015 Plan, 2014 Plan, 2013 Plan and 2012 Plan, the “Prior Plans”).  The Prior Plans provided, and the 2019 Equity Incentive Plan provides, for the issuance of, among other awards, stock options, performance stock units and RSUs.  When our stockholders approved the 2019 Equity Incentive Plan at our 2019 Annual Meeting of Stockholders, the Prior Plans were terminated, and no new awards may be granted under such Plans.

Health, Welfare and Retirement Benefits.  Our named executive officers are eligible to participate in our broad-based employee benefit plans, including a tax-qualified Section 401(k) savings plan, that are generally provided for all of our full-time employees.  Our executive officers may participate in such plans on the same basis as all of our other full-time employees.

28

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information as of December 31, 2019 concerning stock options and RSUs held as of such date by our named executive officers:

	Option Awards						Stock Awards
	Number of		Number of				Number of
	securities		securities				shares or		Market value
	underlying		underlying				units of		of shares or
	unexercised		unexercised		Option	Option	stock that		units of stock
	options (#)		options (#)		Exercise	Expiration	have not		that have not
Name	Exercisable		Unexercisable		Price ($)	Date	vested (#)		vested ($)(1)
Dr. Carr Bettis(2)	80,000	(3)	-		0.95	1/15/2021	-		-

Todd Bankofier	80,000	(3)	-		0.95	1/15/2021	-		-
			8,691	(4)	6.53	1/17/2021
Sachin Barot	-		-		-	-	80,900	(5)	379,421

Sean Bradley	60,000	(3)	-		0.95	1/15/2021	-		-
			5,794	(6)	6.53	06/03/2029	-		-

(1)	The market value of unvested stock awards is calculated using a value of $4.69 per share, which was the closing price of AudioEye common stock on NASDAQ on December 31, 2019, which was the last trading day of the Company’s fiscal year ended December 31, 2019.

(2)	In addition to the equity awards set forth in this table, as of December 31, 2019, Dr. Bettis held 97,340 vested RSUs that will settle on the earlier of (i) July 1, 2024 or (ii) the date on which the Company undergoes any change of control (as such term is defined in the applicable RSU award agreements).

(3)	Each of Dr. Carr Bettis, Todd Bankofier and Sean Bradley was granted performance-based stock options in December 2015 which provided that they would vest provided (i) a share price condition was met and (ii) individual performance goals were achieved. In January 2018, the Compensation Committee determined that such options had become vested at each such officer’s target number of shares.

(4)	On June 3, 2019, the Company granted to Mr. Bankofier stock options that vest and become exercisable in three equal installments on the first, second and third anniversaries of the grant date, provided Mr. Bankofier is still employed by the Company on the applicable vesting date. In connection with the termination of Mr. Bankofier’s employment with the Company on January 17, 2020, the Company accelerated the vesting of these stock options. The Company also extended the expiration date of these options from 90 days following his termination date to January 17, 2021.

(5)	On June 3, 2019, the Company granted to Mr. Barot 80,900 RSUs that vest in three approximately equal annual installments on each of the first three anniversaries of the grant date, provided that Mr. Barot is still employed by the Company on the applicable vesting date. The RSUs will be settled promptly after vesting.

(6)	On June 3, 2019, the Company granted to Mr. Bradley stock options that vest and become exercisable as to 3,852 shares in equal installments on each of the first two anniversaries of the grant date and as to 1,932 shares on the third anniversary of the grant date, provided that Mr. Bradley is still employed by the Company on the applicable vesting date.

The above table does not include any warrants that may have been acquired by a named executive officer in any private placement or similar transaction.

29

STOCKHOLDER PROPOSALS FOR 2021 ANNUAL MEETING

Proposals of stockholders, excluding nominations for the Board, intended to be presented at our 2021 Annual Meeting should be submitted by certified mail, return receipt requested, and must be received by us at our executive offices in Tucson, Arizona, on or before December 8, 2020, the date that is 120 calendar days prior to the first anniversary of the date that this proxy statement is released to stockholders, to be eligible for inclusion in our proxy statement and form of proxy relating to that meeting and to be introduced for action at the 2021 Annual Meeting.  In the event that the date of the 2021 Annual Meeting is changed more than thirty days from the date of this year’s meeting, notice by stockholders should be received no later than the close of business on the later of the 150th calendar day prior to the date of the 2021 Annual Meeting or the 10th calendar day following the date on which the date of such meeting is first publicly announced.

Any stockholder proposal must be in writing and must comply with Rule 14a-8 under the Exchange Act and must set forth (i) a description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting; (ii) the name and address, as they appear on our books, of the stockholder submitting the proposal; (iii) the class and number of shares that are beneficially owned by such stockholder; (iv) the dates on which the stockholder acquired the shares; (v) documentary support for any claim of beneficial ownership as required by Rule 14a-8; (vi) any material interest of the stockholder in the proposal; (vii) a statement in support of the proposal; and (viii) any other information required by the rules and regulations of the SEC.  Stockholder nominations for the Board must comply with the procedures set forth above under “Corporate Governance—Nomination of Directors.”

The failure of a stockholder to deliver a proposal in accordance with the requirements of the preceding paragraphs may result in the exclusion of the proposal from our proxy statement and such proposal being ineligible for consideration at the 2021 Annual Meeting.  Further, the submission of a proposal in accordance with the requirements of the immediately preceding paragraph does not guarantee that we will include it in our proxy statement or that it will be eligible for consideration at the 2021 Annual Meeting.  We strongly encourage any stockholder interested in submitting a proposal to contact our Secretary in advance of the submission deadline to discuss the proposal.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

Our Board knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting.  However, if any other matter should be properly presented for consideration and vote at the Annual Meeting or any adjournment(s) thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of AudioEye and its stockholders.

HOUSEHOLDING

The SEC’s proxy rules permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for notices, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single copy of such materials to those stockholders.  This method of delivery, often referred to as “householding,” should reduce the amount of duplicate information that stockholders receive and lower printing and mailing costs.  AudioEye and certain intermediaries will be householding notices, proxy statements and annual reports for stockholders of record in connection with our 2020 Annual Meeting.  This means that:

•	Only one notice, proxy statement and annual report will be delivered to multiple stockholders sharing an address unless you notify your broker or bank to the contrary;

•	You can contact AudioEye by calling 866.331.5324 or by writing to Sachin Barot, Chief Financial Officer, AudioEye, Inc., 5210 E. Williams Circle, Suite 750, Tucson, Arizona 85711, to request a separate copy of the notice, proxy statement and annual report for the 2020 Annual Meeting and for future meetings or, if you are currently receiving multiple copies, to receive only a single copy in the future, or you can contact your bank or broker to make a similar request; and

•	You can request delivery of a single copy of the notice, proxy statement and annual report from your bank or broker if you share the same address as another AudioEye stockholder and your bank or broker has determined to household proxy materials.

30

ANNEX A

AudioEye, Inc.

2019 Equity Incentive Plan

(as amended and restated on May 18, 2020)

1.       Purpose; Eligibility.

1.1    General Purpose. The name of this plan is the AudioEye, Inc. 2019 Equity Incentive Plan. The purposes of the Plan are to (a) enable AudioEye, Inc., a Delaware corporation, and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the stockholders of the Company; and (c) promote the success of the Company’s business.

1.2    Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3    Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-Qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.

2.       Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cash Award” means an Award denominated in cash that is granted under Section 7.4 of the Plan.

“Cause” with respect to any Participant shall have the meaning specified in the Participant’s Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or an Affiliate or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or an Affiliate, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or an Affiliate, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or an Affiliate, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or an Affiliate, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Affiliate. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

“Change in Control” with respect to any Participant shall have the meaning specified in the Participant’s Award Agreement or any employment agreement between the Participant and the Company or its Affiliates. In the absence of any such definition, a “Change in Control” shall mean the occurrence of any of the following:

(i)       The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than eighty percent (80%) of either (A) the value of then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that the following acquisitions shall not constitute or result in a Change in Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii)      During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)     Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Affiliates, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Affiliates (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than eighty percent (80%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, eighty percent (80%) or more of the value of the then outstanding equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors or other governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)     A complete liquidation or dissolution of the Company.

If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $0.00001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means AudioEye, Inc., a Delaware corporation, and any successor thereto.

“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Deferred Stock Units” has the meaning set forth in Section 7.2 hereof.

“Director” means a member of the Board.

“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 14.12.

“Effective Date” shall mean the date as of which this Plan is adopted by the Board.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons. Notwithstanding the foregoing, the Committee may also determine the Fair Market Value upon the average selling price of the Stock during a specified period that is within thirty (30) days before or thirty (30) days after such date, provided that, with respect to the grant of an Option or Stock Appreciation Right, the commitment to grant such Award based on such valuation method must be irrevocable before the beginning of the specified period and otherwise compliant with Section 409A of the Code.

“Fiscal Year” means the Company’s fiscal year.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or an Affiliate or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s duties or responsibilities as assigned by the Company or an Affiliate, or any other action by the Company or an Affiliate which results in a material diminution in such duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or an Affiliate promptly after receipt of notice thereof given by the Participant; or (ii) any material failure by the Company or an Affiliate to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company or an Affiliate promptly after receipt of notice thereof given by the Participant. An event or action will not give the Participant grounds for Good Reason unless (A) the Participant gives the Company written notice within 60 days after the initial existence of the event or action that the Participant intends to resign for Good Reason due to such event or action; (B) the event or action is not reasonably cured by the Company within 30 days after the Company receives written notice from the Participant; and (C) the Participant terminates service within 30 days after the end of the cure period.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3 and an “independent director” as defined in the Marketplace Rules of The NASDAQ Stock Market LLC.

“Non-Qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 7.4 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

“Performance Period” means the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Cash Award.

“Performance Share Award” means any Award granted pursuant to Section 7.3 hereof.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests.

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

“Plan” means this AudioEye, Inc. 2019 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Restricted Stock” has the meaning set forth in Section 7.2(a).

“Restricted Stock Units” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Substitute Award” has the meaning set forth in Section 4.7.

“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

“Total Share Reserve” has the meaning set forth in Section 4.1.

3.       Administration.

3.1    Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)                 to construe and interpret the Plan and apply its provisions;

(b)                to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)                 to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)                to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(e)                 from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(f)                  to determine the number of shares of Common Stock to be made subject to each Award;

(g)                to determine whether each Option is to be an Incentive Stock Option or a Non-Qualified Stock Option;

(h)                to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(i)                  to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;

(j)                  to amend any outstanding Awards; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(k)                to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(l)                  to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(m)               to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(n)                to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, stockholder approval shall be required before the repricing is effective.

3.2      Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3      Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4      Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5      Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.       Shares Subject to the Plan.

4.1      Subject to adjustment in accordance with Section 11, no more than 1,900,000 shares of Common Stock shall be available for the grant of Awards under the Plan (the “Total Share Reserve”). Any shares of Common Stock granted in connection with Options and Stock Appreciation Rights shall be counted against this limit as one share for every one Option or Stock Appreciation Right awarded. Any shares of Common Stock granted in connection with Awards other than Options and Stock Appreciation Rights shall be counted against this limit as two shares of Common Stock for every one share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2      Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3      Subject to adjustment in accordance with Section 11, no more than 1,900,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).

4.4      The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Director who is not an Employee or Consultant during the Fiscal Year, together with any cash fees paid to such Director during the Fiscal Year, shall not exceed a total value of $400,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).

4.5      The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Employee or Consultant who is not a Director during the Fiscal Year shall not exceed a total value of $5,000,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).

4.6      Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Section 4.6 shall be added back as one (1) share if such shares were subject to Options or Stock Appreciation Rights and as two (2) shares if such shares were subject to other Awards. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.7      Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO Limit. Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

4.8    No dividends will be paid to a Participant with respect to any shares subject to an Award prior to the vesting of such Award. For the avoidance of doubt, as described in Section 7.2(b), any dividends that may be attributable to any particular share of Restricted Stock or any particular Restricted Stock Unit or Deferred Stock Unit shall only be distributed to a Participant upon the release of restrictions on such share of Restricted Stock or the settlement of such Restricted Stock Unit or Deferred Stock Unit, as applicable, and a Participant shall have no right to such dividends if such Award is forfeited.

5.       Eligibility.

5.1      Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2      Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.       Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-Qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1      Term. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-Qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-Qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2      Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3      Exercise Price of a Non-Qualified Stock Option. The Option Exercise Price of each Non-Qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-Qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4      Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) if the Common Stock is listed on any established stock exchange or a national market system, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the exercise price (i.e., by means of a “cashless” exercise procedure); (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise (i.e., by means of a “net exercise”); (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5      Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6      Transferability of a Non-Qualified Stock Option. A Non-Qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-Qualified Stock Option does not provide for transferability, then the Non-Qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7      Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock.

6.8      Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9      Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10   Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date that is 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11   Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12   Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Stock Options.

6.13 Reload Options. No Option may include provisions that "reload" the Option upon exercise.

7.       Provisions of Awards Other Than Options.

7.1      Stock Appreciation Rights.

(a)                 General. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

(b)                Grant Requirements. Any Related Right that relates to a Non-Qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c)                 Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d)                Vesting of Stock Appreciation Rights. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock.

(e)                 Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f)                  Exercise Price. The exercise price of a Free Standing Right shall be determined by the Committee. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g)                Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2      Restricted Awards.

(a)                 General. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2 and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)                Restricted Stock and Restricted Stock Units.

(i)   Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii) The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c)                 Restrictions.

(i)   Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii) Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(d)                Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a share of Common Stock.

(e)                 Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

(f)                  Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

7.3      Performance Share Awards.

(a)                 Grant of Performance Share Awards. Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b)                Earning Performance Share Awards. The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.

7.4      Other Equity-Based Awards and Cash Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.

8.       Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9.       Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.    Miscellaneous.

10.1   Exercisability and Vesting10.2. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.3   Stockholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.4   No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.5   Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.6   Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld for such purpose with a value exceeding the maximum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company; or (d) if the Common Stock is listed on any established stock exchange or a national market system, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the tax required to be withheld by law (i.e., by means of a “cashless” exercise procedure).

11.    Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-Qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-Qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12.    Effect of Change in Control.

12.1   Notwithstanding any provision of the Plan to the contrary:

(a)     In the event of a Participant’s termination of Continuous Service without Cause or for Good Reason during the 12-month period following a Change in Control, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units as of the date of the Participant’s termination of Continuous Service.

(b)    With respect to Performance Share Awards and Cash Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Awards in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2   In the event of a Change in Control, the Committee may cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3   The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13.    Amendment of the Plan and Awards.

13.1   Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

13.2   Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

13.3   Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4   No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5   Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14.    General Provisions.

14.1   Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2   Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

14.3   Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4   Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5   Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

14.6   Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.7   Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.8   Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.9   No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.10   Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

14.11   Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.12   Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.13   Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.14   Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.15   Expenses. The costs of administering the Plan shall be paid by the Company.

14.16   Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.17   Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.18   Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15.    Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16.    Termination or Suspension of the Plan. The Plan shall terminate automatically on tenth anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

17.    Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

AUDIOEYE, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O AUDIOEYE, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions up until 11:59 p.m., Eastern Time, the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

DURING THE VIRTUAL MEETING:
Go to www.virtualshareholdermeeting.com/AEYE2020
You may attend the virtual-only meeting via the Internet and vote during the virtual meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D11246-P38481 — KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. — DETACH AND RETURN THIS PORTION ONLY

AUDIOEYE, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees:

01) Dr. Carr Bettis
02) Anthony Coelho
03) David Moradi
04) Jamil Tahir
05) Alexandre Zyngier

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) for whom your vote is withheld on the line below.

____

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. To approve, by non-binding advisory vote, the compensation of AudioEye, Inc.'s named executive officers.	☐	☐	☐
3. To approve an amendment and restatement of the AudioEye, Inc. 2019 Equity Incentive Plan to, among other changes, increase the number of shares of common stock reserved for issuance by 900,000 shares.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
4. To ratify the appointment of MaloneBailey, LLP as AudioEye, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2020.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at
www.proxyvote.com.

D11247-P38481

AUDIOEYE, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
MAY 18, 2020

The undersigned hereby appoints Sachin Barot and Lonny Sternberg, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of AudioEye, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held virtually at 10:00 a.m., Eastern Time, on Monday, May 18, 2020, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3, AND 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

AUDIOEYE, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O AUDIOEYE, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions up until 11:59 p.m., Eastern Time, the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

DURING THE VIRTUAL MEETING:
Go to www.virtualshareholdermeeting.com/AEYE2020
You may attend the virtual-only meeting via the Internet and vote during the virtual meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D11248-P38481 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

AUDIOEYE, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees:

01) Dr. Carr Bettis
02) Anthony Coelho
03) David Moradi
04) Jamil Tahir
05) Alexandre Zyngier

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) for whom your vote is withheld on the line below.

____

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. To approve, by non-binding advisory vote, the compensation of AudioEye, Inc.'s named executive officers.	☐	☐	☐
3. To approve an amendment and restatement of the AudioEye, Inc. 2019 Equity Incentive Plan to, among other changes, increase the number of shares of common stock reserved for issuance by 900,000 shares.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
4. To ratify the appointment of MaloneBailey, LLP as AudioEye, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2020.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at
www.proxyvote.com.

D11249-P38481

AUDIOEYE, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
MAY 18, 2020

The undersigned hereby appoints Sachin Barot and Lonny Sternberg, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Series A Convertible Preferred Stock of AudioEye, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held virtually at 10:00 a.m., Eastern Time, on Monday, May 18, 2020, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3, AND 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE